HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP.,
                                    DEPOSITOR

                                       and


                            AMRESCO MANAGEMENT, INC.,
                                    SERVICER
                                       and



                            THE CHASE MANHATTAN BANK,
                                     TRUSTEE

                         TRUST AND SERVICING AGREEMENT
                         Dated as of November 25, 1996

                Hospitality Properties Mortgage Acceptance Corp.


                 Commercial Mortgage Pass-Through Certificates


                                 Series 1996-C1

                                                          TABLE OF CONTENTS

                                                                Page
                                                              ARTICLE I


                                                             DEFINITIONS

SECTION 1.01.    Defined Terms..........................................................................2

SECTION 1.02.    Certain Calculations..................................................................17

SECTION 1.03.    Statement of Intent...................................................................18


                                                             ARTICLE II


                                                  CONVEYANCE OF THE MORTGAGE LOAN;
                                                  ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.    Conveyance of the Mortgage Loan.......................................................19

SECTION 2.02.    Acceptance by Trustee.................................................................22

SECTION 2.03.    Representations, Warranties and Covenants of the Trustee..............................23

SECTION 2.04.    Representations, Warranties and Covenants of the Servicer.............................24

SECTION 2.05.    Representations, Warranties and Covenants of the Depositor............................26

SECTION 2.06.    Servicer Mortgage File................................................................35

SECTION 2.07.    Certain Representations, Warranties and Covenants of Depositor........................35


                                                             ARTICLE III


                                          ADMINISTRATION AND SERVICING OF THE MORTGAGE LOAN

SECTION 3.01.    Servicer to Service Mortgage Loan; Administration of the
                 Mortgage Loan.........................................................................39

SECTION 3.02.    Liability of the Servicer.............................................................41

SECTION 3.03.    Collection of the Mortgage Loan and Lease Payments; Property
                 Protection Advances...................................................................42

                                                                 -i-






                                                                                                     Page



SECTION 3.04.    Payment of Insurance, Taxes, Assessments and Similar Items............................43

SECTION 3.05.    Lockbox Account.......................................................................44

SECTION 3.06.    Permitted Withdrawals from the Lockbox Account........................................45

SECTION 3.07.    Collection Account....................................................................46

SECTION 3.08.    Permitted Withdrawals from the Collection Account.....................................47

SECTION 3.09.    Certificate Account...................................................................48

SECTION 3.10.    Permitted Withdrawals from the Certificate Account....................................49

SECTION 3.11.    Maintenance of Insurance Policies and  Errors and Omissions and
                 Fidelity Coverage.....................................................................49

SECTION 3.12.    Assumption Agreements; Enforcement of  Due-On-Sale and Due-
                 On-Encumbrance Clause.................................................................52

SECTION 3.13.    Realization Upon Mortgage Loan Default................................................53

SECTION 3.14.    Trustee to Cooperate; Release of the Mortgage File....................................56

SECTION 3.15.    Compensation of the Servicer..........................................................57

SECTION 3.16.    Annual Statement as to Compliance.....................................................58

SECTION 3.17.    Reports by Independent Public Accountants.............................................58

SECTION 3.18.    Access to Certain Documentation.......................................................59

SECTION 3.19.    Title and Management of the Mortgaged Property  as REO
                 Property or Held as Debtor-in-Possession..............................................59

SECTION 3.20.    Sale of Mortgage Loan and Mortgaged Properties Held as REO
                 Properties............................................................................61

SECTION 3.21.    Inspections...........................................................................63

SECTION 3.22.    Exercise of Discretion; Modifications,  Waivers, Amendments and
                 Consents..............................................................................63

                                                                -ii-









                                                                                                     Page



SECTION 3.23.    Cap Agreement Administration..........................................................64

SECTION 3.24.    Reports to the Trustee; Collection Account Statements.................................65


                                                             ARTICLE IV


                                                 DISTRIBUTIONS TO CERTIFICATEHOLDERS

SECTION 4.01.    Distributions.........................................................................67

SECTION 4.02.    Statements to Certificateholders......................................................67

SECTION 4.03.    Monthly Advances......................................................................68

SECTION 4.04.    Compliance with Withholding Requirements..............................................69


                                                              ARTICLE V


                                                          THE CERTIFICATES

SECTION 5.01.    The Certificates......................................................................70

SECTION 5.02.    Registration of Transfer and Exchange of Certificates.................................71

SECTION 5.03.    Book-Entry Certificates...............................................................72

SECTION 5.04.    Mutilated, Destroyed, Lost or Stolen Certificates.....................................75

SECTION 5.05.    Persons Deemed Owners.................................................................75

SECTION 5.06.    Access to Certificateholders' Names and Addresses.....................................76

SECTION 5.07.    Actions of Certificateholders.........................................................76

SECTION 5.08.    Certificate Legend....................................................................77

SECTION 5.09.    Offer, Sale, Pledge or Other Transfer; Rule 144A Information..........................77

                                                                -iii-









                                                                                                     Page



                                                             ARTICLE VI


                                                   THE DEPOSITOR AND THE SERVICER

SECTION 6.01.    Liability of the Depositor and the Servicer...........................................80

SECTION 6.02.    Merger or Consolidation of the Servicer...............................................80

SECTION 6.03.    Limitation on Liability of the  Depositor, the Servicer and Others....................80

SECTION 6.04.    Limitation on Resignation of the Servicer.............................................81

SECTION 6.05.    Rights of the Depositor and the  Trustee in Respect of the Servicer...................81


                                                             ARTICLE VII


                                                               DEFAULT

SECTION 7.01.    Events of Default.....................................................................83

SECTION 7.02.    Trustee to Act; Appointment of Successor..............................................85

SECTION 7.03.    Notification to Certificateholders....................................................85

SECTION 7.04.    Other Remedies of Trustee.............................................................86

SECTION 7.05.    Waiver of Past Events of Default; Termination.........................................86


                                                            ARTICLE VIII


                                                       CONCERNING THE TRUSTEE

SECTION 8.01.    Duties of Trustee.....................................................................87

SECTION 8.02.    Certain Matters Affecting the Trustee.................................................88

SECTION 8.03.    Trustee Not Liable for Certificates or Mortgage Loan..................................90

                                                                -iv-









                                                                                                     Page



SECTION 8.04.    Trustee May Own Certificates..........................................................91

SECTION 8.05.    Payment of Trustee's Fees and Expenses................................................91

SECTION 8.06.    Eligibility Requirements for Trustee..................................................93

SECTION 8.07.    Resignation and Removal of the Trustee................................................93

SECTION 8.08.    Successor Trustee.....................................................................94

SECTION 8.09.    Merger or Consolidation of Trustee....................................................94

SECTION 8.10.    Appointment of Co-Trustee or Separate Trustee.........................................95


                                                             ARTICLE IX


                                                             TERMINATION

SECTION 9.01.    Termination...........................................................................97


                                                              ARTICLE X


                                                      MISCELLANEOUS PROVISIONS

SECTION 10.01.   Counterparts.........................................................................100

SECTION 10.02.   Limitation on Rights of Certificateholders...........................................100

SECTION 10.03.   Governing Law........................................................................101

SECTION 10.04.   Notices..............................................................................101

SECTION 10.05.   Severability of Provisions...........................................................102

SECTION 10.06.   Notice to Rating Agencies............................................................102

SECTION 10.07.   Amendment............................................................................103

SECTION 10.08.   No Petition in Bankruptcy............................................................104

SECTION 10.09.   Confidentiality......................................................................104

                                    EXHIBITS

Exhibit A - Form of Certificate
Exhibit B - Form of Request for Release

                  This Trust and Servicing Agreement, dated and effective as of November 25, 1996, between HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP., a Delaware corporation, as depositor (the "Depositor"), AMRESCO MANAGEMENT, INC., a Texas corporation, as servicer (the "Servicer"), and The Chase Manhattan Bank, a New York banking corporation, not in its individual capacity but solely as trustee, (the "Trustee").


                             PRELIMINARY STATEMENT:


                 (Terms used but not defined in this Preliminary
                 Statement shall have the meanings specified in
                                Article I hereof)

                  The  Depositor  intends  to sell  the  Hospitality  Properties
Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates Series 1996-C1 in an initial Certificate Principal Balance of $125,000,000 (collectively, the "Certificates"), to be issued hereunder by the Hospitality Properties Mortgage Acceptance Corp. in a single class which will evidence the entire beneficial ownership interest in the mortgage loan (the "Mortgage Loan") to be secured by mortgages, deeds of trust, or deeds to secure debt on 29 hotel properties (collectively, the "Mortgaged Properties"), assignments of leases and rents with respect to the Mortgaged Properties and a pledge agreement with respect to, among other things, interest rate cap agreements, and by certain other assets.

                                    ARTICLE I
                                   DEFINITIONS


SECTION  1.01.        Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article I.

                  "1933 Act": The Securities Act of 1933, as amended, and as it may be amended from time to time.

                  "1934 Act": The Securities Exchange Act of 1934, as amended and as it may be amended from time to time.

                  "Advance Rate": A per annum rate equal to 1% in excess of the "Prime Rate" of interest, as published from time to time in the Money Rates section of the Wall Street Journal.

                  "Affected Property":  As defined in Section 3.05.

                  "Affiliate":  With respect to any specified Person,  any other
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and conclusively rely on an Officer's Certificate of the Depositor or the Servicer to determine whether any Person is an Affiliate of such specified Person.

                  "Agent":  As defined in Section 8.02(a)(vi).

                  "Agreement": This Trust and Servicing Agreement, and all amendments hereof and supplements hereto.

                  "Anticipated   Termination   Date":  The  Distribution   Date,
occurring at least 30 days after the date of the Notice of Termination, on which it is anticipated that the Trust will be terminated pursuant to Section 9.01.

                  "Applicant":  As defined in Section 5.06(a).

                  "Assignment of Contracts": The Omnibus Assignment executed by the Originator dated as of the Closing Date assigning the Originator's interest in the following documents to the Trustee: the Lockbox Agreement; each Subordination Agreement; the Assignments of Interest Rate Cap Agreement; the

Contribution Agreement; the Hazardous Substances Indemnity Agreement; and various other agreements related to the Mortgage Loan.

                  "Assignment of Interest Rate Cap Agreement": Each Assignment of Interest Rate Cap Agreement executed by a Borrower and assigning to the Originator the Borrower's rights under such Cap Agreement.

                  "Assignment of Leases and Rents": Any of the Assignments of Leases and Rents, each relating to one of the Mortgaged Properties, executed by the related Borrower as of the Closing Date and assigning all of the income, rents and profits derived from the ownership, operation, leasing or disposition of the related Mortgaged Property, and certain other assets, as amended, modified, renewed or extended from time to time hereafter.

                  "Assignment of Mortgages": Each of the assignments of Mortgage executed by the Originator dated as of the Closing Date assigning the Originator's interest in the related Mortgage to the Trustee.

                  "Assumed Interest Accrual Amount": As defined in Section 4.03.

                  "Beneficial Owner": With respect to any Certificate, the Person who is the owner of such Certificate as reflected on the books of the Certificate Registrar.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Borrowers": HPTRI Corporation, a Delaware corporation, and HPTWN Corporation, a Delaware corporation or their respective successors and assigns.

                  "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking or savings and loan institutions in Atlanta, Georgia, Boston, Massachusetts or New York, New York are authorized or obligated by law to be closed.

                  "Cap Agreement": Each Interest Rate Cap Agreement between a Borrower and the Cap Counterparty, which was pledged by such Borrower to the Originator to secure the Mortgage Loan pursuant to the related Assignment of Interest Rate Cap Agreement.

                  "Cap Counterparty": Dresdner Bank AG, a banking corporation organized under the laws of the Federal Republic of Germany.

                  "Cap   Counterparty   Default":   An  "Event  of  Default"  or
"Termination Event" with respect to the Cap Counterparty, as such terms are defined in each Cap Agreement.

                  "Certificate": Any Certificate substantially in the form of Exhibit A hereto which is duly and properly issued, authenticated and delivered hereunder.

                  "Certificate Account":  As defined in Section 3.09.

                  "Certificate of Non-Compliance":  As defined in Section 3.21.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Certificate, (i) on or prior to the first Distribution Date, an amount equal to the initial Certificate Principal Balance as specified in the Preliminary Statement hereto, and (ii) as of any date after the first Distribution Date, the initial Certificate Principal Balance after giving effect to any distributions in reduction of principal made thereon, and in the case of both (i) and (ii) above such amount to be multiplied by the ownership interest in the Trust, expressed as a percentage, evidenced by such Certificate.

                  "Certificate  Register"  and  "Certificate   Registrar":   The
register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, (i) solely for the purpose of giving any consent or taking any action pursuant to this Agreement, any Certificate registered in the name of a Borrower or an Affiliate of any thereof shall, and (ii) solely for the purpose of giving any consent to a modification or amendment of any Lease, any Certificate registered in the name of the Lessee or an Affiliate of any thereof shall, be deemed not to be outstanding and the voting rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of voting rights necessary to effect any such consent or take any such action has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Closing Date":  November 25, 1996.

                  "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

                  "Collection Account": The trust account established pursuant to Section 3.07. The Collection Account shall be an Eligible Account.

                  "Contribution Agreement": The Contribution Agreement entered into among the Borrowers and the Originator and dated as of the Closing Date.

                  "Corporate Trust Office": The corporate trust office of the Trustee at which at any particular time its corporate trust business relating to the Certificates shall be administered, which office at the date of the execution of this Agreement is located at 450 West 33rd Street, 15th floor, New York, New York 10001, Attention: Structured Finance Services (MBS).

                  "Curtailment Payment": As defined in Section 3.06.

                  "Default Interest": The excess of interest accrued at the Default Rate on the unpaid principal balance of the Mortgage Loan over interest thereon at the Mortgage Interest Rate thereof.

                  "Default Rate": The rate at which Default Interest accrues on the Mortgage Loan pursuant to the Note.

                  "Definitive Certificate": A registered, definitive physical certificate substantially in the form attached hereto as Exhibit A (without bracketed language).

                  "Denomination":  As defined in Section 5.01(a).

                  "Depositor": Hospitality Properties Mortgage Acceptance Corp., a Delaware corporation.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Disposition Fee":  As defined in Section 3.15.

                  "Distribution Date": The sixth day of each month, or if such day is not a Business Day, the following Business Day beginning in December 1996.

                  "Due Date": The day of each month on which payments on the Mortgage Loan are due as provided in the Note, which day is the first day of each month, or if such day is not a Business Day, the following Business Day.

                  "Eligible Account": Either (i) an account or accounts maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A (or its equivalent rating) by each of the Rating Agencies and whose short-term unsecured debt obligations are rated A-1 (or its equivalent rating) by each of the Rating Agencies at the time of any deposit therein, or (ii) a trust account or accounts maintained with a federal depository institution, a state chartered depository institution or a trust company acting in its fiduciary capacity, which may be an account maintained with the Trustee, provided any such institution is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10 (b). Eligible Accounts may bear interest.

                  "Environmental Assessment": A "Phase I assessment" meeting the criteria of the American Society for Testing and Materials.

                  "Environmental Condition": Any Environmental Matter on a Mortgaged Property that is reasonably likely (i) to cause an imminent and substantial endangerment to the environment or public health or safety; (ii) to create an obligation under any Environmental Laws to conduct or take any assessment, investigation, removal, remediation or other action; or (iii) to constitute a violation of, or noncompliance with, any Environmental Laws or to give rise to a fine, charge, penalty, liability, lien, or other claim or demand under any Environmental Laws.

                  "Environmental Laws": Without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.ss. 9601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. ss.ss. 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq.; all rules, regulations, orders, decrees or judgments promulgated or issued pursuant to any of the foregoing statutes; and any other federal, state or local law, statute, rule, regulation, order, decree or judgment governing Environmental Matters, as any of the foregoing have been or may be amended from time to time.

                  "Environmental Matters": Any matter, condition or circumstance arising out of, relating to, or resulting from (i) pollution, (ii)
contamination, (iii) protection of the environment, (iv) public health or safety, (v) the emission, discharge, dissemination, release or threatened releases, of Hazardous Materials into, onto, at, on or from, the air, surface water, ground water, soil, land surface, or subsurface, building or facility or
(vi) the manufacture, processing, generation, distribution, use, treatment, storage, disposal, transport, or any other handling of Hazardous Materials.

                  "Estoppel Letter": An estoppel letter from the related Lessee with respect to each Lease.

                  "Event of Default":  As defined in Section 7.01.

                  "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                  "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "Final Recovery Determination": A determination, made by the Servicer, that the Trust has received the full amount of all Insurance Proceeds, Liquidation Proceeds and other payments (including proceeds of the final sale of the REO Property) which the Servicer, in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee expects to be finally recoverable, without regard to any obligation of the Servicer to make payments from its own funds pursuant to Section 3.11(a) or 3.11(b). The Servicer shall maintain records of any Final Recovery Determination until three years following the termination of the Trust.

                  "Fitch":   Fitch   Investors   Service,   L.P.,  a  nationally
recognized statistical rating agency.

                  "FNMA": The Federal National Mortgage Association, or any successor thereto.

                  "Ground Lease": The ground lease related to any Mortgaged Property that consists of a leasehold estate.

                  "Hazardous Materials": Any pollutants, contaminants, substances, material, or wastes that are regulated under, or form the basis of liability under, any Environmental Laws, including, without limitation, petroleum, asbestos, asbestos-containing material, polychlorinated biphenyls ("PCBs"), PCB-containing equipment, carcinogenic agents, pesticides, corrosives and urea formaldehyde foam insulation.

                  "Hazardous Substances Indemnity Agreement": The Hazardous Substances and Indemnity Agreement, dated the Closing Date, among the Originator and each Borrower, pursuant to which the Borrowers agree to indemnify the Originator against any loss or expense caused by an Environmental Condition relating to a Mortgaged Property.

                  "Independent": When used with respect to any specified Person, any such Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Depositor, the Trustee, the Servicer, a Borrower, a Lessee or any Affiliate thereof, and (ii) is not connected with the Depositor, the Trustee, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Trustee, the Servicer, a Borrower, a Lessee or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Trustee, the Servicer, a Borrower, a Lessee or any Affiliate thereof, as the case may be.

                  "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to the Mortgage Loan (including payments by a Lessee or its affiliates in lieu of proceeds of any insurance policy pursuant to the terms of the Mortgage Loan Documents), to the extent such proceeds are not to be applied to the restoration of the Mortgaged Property or released to the Borrower in accordance with the express requirements of the Mortgage or Note or other documents included in the Mortgage File or in accordance with prudent and customary servicing practices.

                  "Interested Person": As of any date, the Servicer, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Servicer.

                  "Lease": Any of the leases between a Lessee and a Borrower related to one of the Mortgaged Properties.

                  "Lessee": HMH HPT Residence Inn, Inc., a Delaware corporation and a subsidiary of Host Marriott, and GHALP Corporation, a Delaware corporation and a subsidiary of Wyndham Hotel Corporation, or any successor as Lessee of any Mortgaged Property.

                  "Liquidation Expenses": Expenses incurred by the Servicer in connection with any liquidation of the Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes) and any Property Protection Advances (together with interest thereon) incurred with respect to the Mortgage Loan or such property not previously reimbursed from collections or other proceeds therefrom.

                  "Liquidation Proceeds": The amount of cash (other than Insurance Proceeds) received in connection with (i) the taking of all or any part of the Mortgaged Property by exercise of the power of eminent domain or condemnation, to the extent such proceeds are not to be applied to the restoration of the Mortgaged Property or released to the Borrower in accordance with the express requirements of the Mortgage or Note or other documents included in the Mortgage File or in accordance with prudent and customary servicing practices, (ii) the liquidation of the Mortgage Loan through a foreclosure sale or comparable conversion of ownership or (iii) a sale of the Mortgage Loan or the Mortgaged Property in accordance with Section 3.20 or
Section 9.01, including payments made by a Lessee in connection with any termination of a Lease as permitted thereunder.

                  "Loan Agreement": The loan agreement, dated the Closing Date, between the Originator and the Borrowers, pursuant to which such Mortgage Loan was made.

                  "Loan Allocation Amount": As defined in the Loan Agreement.

                  "Lockbox Account": The account established pursuant to the Lockbox Agreement and administered by the Servicer pursuant to Section 3.05.

                  "Lockbox Agreement": The lockbox pledge and security agreement between the Originator and the Borrowers, dated the Closing Date.

                  "Majority Certificateholders": Certificateholders holding in excess of 50% of the beneficial interest in the Trust.

                  "Maturity Date": December 1, 2001, being the date on which the last payment is due and payable under the Note without giving effect to (i) any acceleration of the principal of the Mortgage Loan, (ii) any grace period permitted by the Note or any other document in the Mortgage File or (iii) any modification, waiver or amendment of Mortgage Loan granted or agreed to pursuant to Section 3.22.

                  "Maturity Date Payment": The final scheduled payment of principal and interest on the Mortgage Loan.

                  "Modification Fee": As defined in Section 3.15.

                  "Monthly Advance": Any advance of a Monthly Payment required to be made by the Servicer pursuant to Section 4.03.

                  "Monthly Payment": The scheduled monthly payment of interest (at the then- applicable interest rate on the Note), excluding the Maturity Date Payment, on the Mortgage Loan which is payable by the Borrowers under the Note.

                  "Moody's": Moody's Investors Service, a nationally recognized statistical rating agency.

                  "Mortgage": Any of the mortgages, deeds of trust or deeds to secure debt between a Borrower and the Originator dated the Closing Date which mortgage, deed of trust or deed to secure debt creates a first lien on a Mortgaged Property, together with any rider, addendum or amendment thereto, as amended from time to time.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to the Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to this Agreement.

                  "Mortgage Interest Rate": The annual rate at which interest accrues on the Mortgage Loan in the absence of default as indicated in the Note.

                  "Mortgage Loan": The mortgage loan made to the Borrowers by the Originator on the Closing Date in the principal amount specified in the Preliminary Statement to this Agreement. Such term shall also include such mortgage loan after acquisition of the Mortgaged Properties by foreclosure, deed in lieu of foreclosure or comparable conversion of ownership, treated as though such event of acquisition had not occurred.

                  "Mortgage Loan Accrual Period": The period beginning on the first day of a calendar month preceding the month in which a Due Date occurs (or, in the case of the first Mortgage Loan Accrual Period, the period beginning with the Closing Date) and ending on the last day of such preceding calendar month.

                  "Mortgage Loan Default":  As defined in Section 3.13(a).

                  "Mortgage Loan Documents": The Note, the Loan Agreement, the Mortgages, the Assignments of Leases and Rents, the Lockbox Agreement, the Assignments of Interest Rate Cap Agreement and UCC financing statements and all other documents executed and delivered in connection with the Mortgage Loan.

                  "Mortgage  Loan  Event of  Default":  As  defined  in  Section
3.13(a).

                  "Mortgage Loan Purchase and Sale Agreement": The Mortgage Loan Purchase and Sale Agreement, dated the Closing Date, between the Originator and the Depositor, pursuant to which the Depositor purchased the Mortgage Loan from the Originator.

                  "Mortgaged Property": Any of the underlying properties that secure the Mortgage Loan, including, without limitation, the related Borrower's fee simple or leasehold interest in a parcel of land improved by a commercial property, together with any personal property, fixtures, leases and other property or rights pertaining thereto, and the related Borrower's interest in all of the foregoing.

                  "Net Liquidation Proceeds": The excess of Liquidation Proceeds received with respect to the Mortgage Loan over the amount of Liquidation Expenses incurred with respect thereto.

                  "Net REO Proceeds": With respect to a Mortgaged Property where it is held as REO Property, and any Due Date, any amount withdrawn from the REO Account and deposited into the Collection Account pursuant to Section 3.19(c) with respect to the related Distribution Date.

                  "Nonrecoverable Advance": Any portion of a Monthly Advance or Property Protection Advance proposed to be made or previously made which has not been previously reimbursed to the Servicer and which the Servicer has determined, in its good faith judgment, will not or, in the case of a proposed advance, would not, be ultimately recoverable by the Servicer from the sum of late payments, Insurance Proceeds, Net Liquidation Proceeds, Net REO Proceeds and other collections on or in respect of the Mortgage Loan (including without limitation all amounts payable under any Lease). The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Trustee and the Depositor. Such Officer's Certificate shall set forth such determination of nonrecoverability and the considerations of the Servicer forming the basis of such determination (which shall include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status and property inspections, and shall include Summary Appraisal Reports (meeting the requirements for such reports in the Uniform
Standards of Professional Appraisal Practice published by the Appraisal Standards Board) delivered by a Member of the Appraisal Institute with respect to each Mortgaged Property, the cost of which appraisal shall be an expense of the Trust).

                  "Note": The note evidencing the indebtedness of the Borrowers under the Mortgage Loan, including any amendments or modifications thereof, or any renewal or substitution notes therefor.

                  "Notice of Termination": Any notice given to the Trustee by the Majority Certificateholders pursuant to Section 9.01(b).

                  "Officers' Certificate": A certificate signed by a Chairman of the Board, a Vice Chairman of the Board, the President, any Vice President or Managing Director or an Assistant Vice President (each however denominated), any Trust Officer or other officer of the Trustee, the Depositor or the Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Trustee, such certificate delivered to the Trustee, the Depositor, or the Servicer, as the case may be.

                  "Opinion of Counsel": A written opinion of counsel, who may without limitation be counsel for the Depositor or the Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to
(a) qualification of the Trust as a fixed investment trust or (b) a resignation of the Servicer pursuant to Section 6.04 must be, in each of the cases described in clause (a) or (b) hereof, an opinion of counsel who is Independent of the Depositor and the Servicer. Notwithstanding the foregoing, Sullivan & Worcester LLP shall be deemed to be counsel who is Independent of the Depositor.

                  "Originator": Column Financial, Inc., a Delaware corporation.

                  "OTS": The Office of Thrift Supervision of the Department of Treasury of the United States, or any successor thereto.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Percentage Interest": With respect to each Certificate at any time, the ownership interest in the Trust evidenced by such Certificate, expressed as a percentage (carried to eight decimal places, if necessary), the numerator of which is the initial Certificate Principal Balance represented thereby as shown on the face thereof and the denominator of which is the aggregate initial Certificate Principal Balance of all of the Certificates.

                  "Periodic Rent": Payments of Minimum Rent and Additional Rent (as each such terms are defined in each Lease) required to be made by a Lessee pursuant to the related Lease.

                  "Permitted Investments": Any one or more of the following obligations or securities, regardless of whether issued by the Servicer, the Trustee or any of their respective Affiliates and having at all times, the required ratings of S&P and Fitch, if any, provided for in this definition (in the event that any of the following obligations or securities are not rated by Fitch, such obligation or security shall be a Permitted Investment if such obligation or security is equally rated by S&P and Moody's) and, with respect to the investment of funds in any account specified herein, maturing on a date not later than the day on which such funds must be remitted from such account in accordance with this Agreement:

                           (i) direct obligations of, or guaranteed as to timely
                  payment of principal and interest by, the United States or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States;

                          (ii) direct obligations of, or guaranteed as to timely
                  payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, provided that any such obligation, at all times, is qualified by each of the Rating Agencies as an investment of funds backing securities rated not lower than A (or its equivalents) by each of the Rating Agencies;

                         (iii)  demand  time  deposits  in  or  certificates  of
                  deposit of, money market deposit account of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided that, in the case of obligations that are not fully FDIC-insured deposits, the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have the three highest ratings available for such securities by each of the Rating Agencies (in the case of commercial paper) or have received one of the three highest ratings available for such securities by each of the Rating Agencies (in the case of long-term unsecured debt obligations), or such lower rating as will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to the Certificates by either of the Rating Agencies;

                          (iv) general obligations of, or obligations guaranteed
                  by, any state of the United States or the District of Columbia receiving one of the three highest long-term debt ratings available for such securities by each of the Rating Agencies, or such lower rating as will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to the Certificates by either of the Rating Agencies;

                           (v) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by each of the Rating Agencies in its highest short-term unsecured rating category at all times, or such lower rating as will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to the Certificates by either of the Rating Agencies;

                           (vi) guaranteed reinvestment agreements issued by any
                  bank, insurance company or other corporation rated in one of the three highest rating level available to such issuers by each of the Rating Agencies at all times, provided that any such agreement must by its terms provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

                         (vii) repurchase obligations with respect to any security described in clause (i) or (ii) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause
                  (iii) above;

                        (viii) securities bearing interest or sold at a discount
                  that are issued by any corporation incorporated under the laws of the United States or any state thereof and rated by each of the Rating Agencies in one of its three highest long-term unsecured rating categories at all times; provided, however, that securities issued by any such corporation will not be Permitted Investments to the extent that investment therein would cause the then outstanding principal amount of securities issued by such corporation that are then held as part of any Eligible Account to exceed 20% of the aggregate principal amount of all Permitted Investments then held in such Eligible Account;

                          (ix) units of money  market funds rated AAAm or AAAm-G
                  by S&P, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States;

                           (x) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each of the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its initial rating of the Certificates; and

                           (xi) such  other  obligations  as are  acceptable  as
                  Permitted Investments to each of the Rating Agencies;

provided, however, that no obligation or security shall be a Permitted Investment if such obligation or security evidences (i) a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from any underlying instrument that provides a yield in excess of 120% of the stated interest rate at par of such underlying instrument.

                  "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal Prepayment": Any payment of principal on the Mortgage Loan (including, without limitation, where it is held as REO Property) which is received in advance of the Maturity Date, including, without limitation, the principal component of any Net REO Proceeds, Insurance Proceeds and Liquidation Proceeds received with respect to the Mortgage Loan (including, without limitation, after the Mortgaged Property has been acquired as REO Property) whether or not a Final Recovery Determination has been made with respect thereto and any amount received from the Borrowers as an optional prepayment in accordance with the Note or a mandatory prepayment in connection with the breach of a representation or warranty contained in the Loan Agreement.

                  "Property Protection Advance":  As defined in Section 3.03(b).

                  "Property Protection Expenses": Any costs and expenses for which the Servicer is required to make a Property Protection Advance pursuant to Sections 3.04 (payment of taxes, insurance and assessments), 3.11(a) (fire, hazard, and public liability insurance), 3.13(b) (foreclosure costs), 3.13(d) (environmental assessment costs), 3.13(e) (environmental clean-up notice), 3.19(b) (expenses in connection with Mortgaged Property as REO Property) all such advances being subject to Section 3.03(b) and costs incurred in connection with enforcing the terms of the Mortgage Loan.

                  "Purchase Price":  As defined in Section 3.20(a).

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction which shall have a "Claims Paying Rating" of A or better (or its equivalent) from each of the Rating Agencies (or if such company is not rated by Fitch, then by each of S&P and Moody's).

                  "Rating Agencies": S&P and Fitch. If such Rating Agencies or the successors thereto are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies or other comparable Persons designated by the Trustee, notice of which designation shall be given to the Certificateholders and the Servicer.

                  "Re-Assignment of Leases and Rents": Each of the re-assignments of Assignment of Leases and Rents executed by the Originator dated the Closing Date assigning the Originator's interest in the related Assignment of Leases and Rents to the Trustee.

                  "Recommended Action":  As defined in Section 3.12(b).

                  "Record Date": With respect to any Distribution Date, the close of business on the last Business Day of the month preceding such Distribution Date.

                  "Registrar Office":  As defined in Section 5.02(a).

                  "Reimbursement   Interest":   Interest  that  accrues  at  the
Reimbursement Rate on overdue amounts under the Note prior to the period when overdue amounts under the Note begin to accrue at the Default Rate.

                  "Reimbursement Rate": A per annum rate equal to 1% in excess of the "Prime Rate" of interest, as published from time to time in the Money Rates section of the Wall Street Journal.

                  "Release Payment":  As defined in the Loan Agreement.

                  "Remittance Date": The fifth day of each month, or, if such date is not a Business Day, the preceding Business Day.

                  "REO Account":  As defined in Section 3.19(a).

                  "REO Property": A Mortgaged Property, if title thereto has been acquired by the Trustee through foreclosure, deed in lieu of foreclosure or comparable conversion of ownership.

                  "Repurchase Price":  As defined in Section 2.05(e).

                  "Request for Release": A request for release in substantially the form attached as Exhibit B hereto.

                  "Responsible Officer": Any officer of the Trustee, Servicer or Certificate Registrar, if applicable, with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "S&P":   Standard  &  Poor's  Rating  Services,  a  nationally
recognized statistical rating agency.

                  "Servicer": AMRESCO Management, Inc., a Texas corporation, or its successor in interest, or any successor Servicer appointed as herein provided.

                  "Servicer Mortgage File": All documents, information and records relating to the Mortgage Loan that are necessary to enable the Servicer to perform its duties and service the Mortgage Loan in compliance with the terms of this Agreement, and any additional documents or information related thereto maintained or created by the Servicer.

                  "Servicer   Remittance  Report":  A  report  prepared  by  the
Servicer in such media as may be agreed upon by the Servicer and the Trustee containing such information regarding the Mortgage Loan as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.01 and to furnish statements to Certificateholders pursuant to Section 4.02 and containing such additional information as the Servicer and the Trustee may from time to time agree.

                  "Servicing Advance": A Monthly Advance or Property Protection Advance.

                  "Servicing Fee": With respect to any Distribution Date, an amount for the preceding Mortgage Loan Accrual Period equal to the product of
(i) the product of (x) a fraction equal to the number of days elapsed in such preceding Mortgage Loan Accrual Period divided by 360 and (y) the Servicing Fee Rate and (ii) the principal balance of the Mortgage Loan on which interest accrued during such previous Mortgage Loan Accrual Period.

                  "Servicing Fee Rate":  A per annum rate of 0.035%.

                  "Servicing Officer": Any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan.

                  "Servicing Standards":  As defined in Section 3.01(a).

                  "Settlement   Amount":   Any   amount   payable   by  the  Cap
Counterparty as a result of a Cap Counterparty Default under a Cap Agreement.

                  "Special Servicing Fee": For any Mortgage Loan Accrual Period during which the Mortgage Loan is a Specially Serviced Mortgage Loan, an amount equal to the product of (i) the product of (x) a fraction equal to the number of days elapsed in such preceding Mortgage Loan Accrual Period divided by 360 and
(y) 0.50% and (ii) the Mortgage Loan Principal Balance on which interest accrued during the previous Mortgage Loan Accrual Period.

                  "Specially Serviced Mortgage Loan": The Mortgage Loan during any Mortgage Loan Accrual Period which begins on or after a date 90 days following the occurrence of a Mortgage Loan Event of Default and prior to the date on which any such Mortgage Loan Event of Default is remedied.

                  "Subordination Agreement": Either of the Subordination, Nondisturbance and Attornment Agreements or other similar agreement entered into by a Lessee and the Originator and assigned to the Depositor which will provide, among other things, that (i) the applicable Lease is subordinated to the lien of the related Mortgage, (ii) in the event of foreclosure and to the extent such Lessee is not in default, beyond applicable grace periods, under such Lease, the holder of such Mortgage will allow such Lessee to remain in possession under the terms of such Lease and such Lessee will abide by the terms of such Lease and
(iii) such Lessee will attorn to the new mortgagee.

                  "Termination Date": The Distribution Date, occurring no more than 90 days after the date of the first Notice of Termination delivered to the Trustee pursuant to Section 9.01(b), on which the Trust is terminated pursuant to Section 9.01.

                  "Termination Price":  As defined in Section 9.01(b).

                  "Transferee Certificate":  As defined in Section 5.09(a)(iii).

                  "Treasury Regulations": Temporary or final regulations of the United States Department of the Treasury.

                  "Trust":  The trust created pursuant to this Agreement.

                  "Trust Fund": The assets of the Trust, including, without limitation, (i) the Mortgage Loan (including without limitation the Trustee's rights in the Mortgaged Property), (ii) all payments on or collection in respect of the Mortgage Loan as provided in this Agreement, (iii) property that secured the Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or any comparable conversion and all revenues received with respect thereto, (iv) all rights of the Trustee under all insurance policies required to be maintained with respect to the Mortgage Loan, (v) such assets as are deposited in the Collection Account (to the extent provided in this Agreement) and the REO Account.

                  "Trustee": The Chase Manhattan Bank, a New York banking corporation, in its capacity as trustee hereunder, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee Fee": With respect to any Distribution Date, an amount for the preceding Mortgage Loan Accrual Period equal to the product of
(i) the product of (x) a fraction equal to the number of days elapsed in such preceding Mortgage Loan Accrual Period divided by 360 and (y) the Trustee Fee Rate and (ii) the principal balance of the Mortgage Loan on which interest accrued during such previous Mortgage Loan Accrual Period.

                  "Trustee Fee Rate":  A rate equal to 0.0075% per annum.

                  "Trustee Mortgage File": The Mortgage Loan Documents listed in
Section 2.01(i) through (x) and any additional documents required to be deposited with the Trustee pursuant to the express provisions of this Agreement and any other documents contained in the Mortgage File that are not part of the Servicer Mortgage File.

                  "UCC": The Uniform Commercial Code, as enacted in each applicable state.


SECTION 1.02.              Certain Calculations.

                  Unless otherwise specified herein, the following conventions shall apply:

                           (i) All calculations of interest  provided for herein
                  shall be made on the basis of a 360-day year and actual number of days elapsed.

                          (ii) The  portion of any Net REO  Proceeds,  Insurance
                  Proceeds and Net Liquidation Proceeds in respect of the Mortgage Loan allocable to principal shall equal the total amount of such proceeds minus (a) any portion thereof payable to the Servicer or the Trustee pursuant to the provisions of this Agreement and (b) any portion thereof equal to interest on the unpaid principal balance of the Mortgage Loan at the Mortgage Interest Rate from the Due Date as to which interest was last paid by the Borrowers up to but not including the date on which such proceeds are received.

                         (iii) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Trustee or the Servicer; provided, however, that for purposes of calculating distributions on the Certificates, Principal Prepayments with respect to the Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the Note and Mortgage or, if applicable, Section 3.01(b), to reduce the outstanding principal balance of the Mortgage Loan on which interest accrues.

                          (iv)  Notwithstanding  any  acquisition  of title to a
                  Mortgaged Property by or on behalf of the Trust or cancellation of the Mortgage Loan, the Mortgage Loan shall, for all purposes hereunder, be considered to remain in existence and be held in the Trust until such time as the Mortgaged Property is sold by the Trust.


SECTION 1.03.              Statement of Intent.

                  The Trust is intended to qualify as a fixed investment trust within the meaning of Treasury Regulations Section 301.7701-4(c), and it is neither the purpose nor the intent of the parties hereto to create a partnership, joint venture, or association taxable as a corporation between or among any or all of the Certificateholders, the Trustee and/or the Servicer. In furtherance of the foregoing, the purpose of the Trust shall be to protect and conserve the assets of the Trust, and the Trust shall not at any time engage in or carry on any kind of business or any kind of investment activity, except as otherwise contemplated by this Agreement. In no event shall the Trustee or any other person have any power to vary the investment of the Certificateholders in the Certificates or to substitute new investments or reinvest so as to enable the Trust to take advantage of variations in the market to improve the investment of the Certificateholders in the Certificates.

                                   ARTICLE II
                        CONVEYANCE OF THE MORTGAGE LOAN;
                        ORIGINAL ISSUANCE OF CERTIFICATES


SECTION 2.01. Conveyance of the Mortgage Loan.

                  The Depositor, concurrently with the execution and delivery of this Agreement and the issuance of the Certificates by the Trust, does hereby convey to the Trust without recourse all right, title and interest of the Depositor in and to (i) the Mortgage Loan including all principal, interest and other amounts received on or with respect to the Mortgage Loan on or after the Closing Date, which Mortgage Loan is secured by, among other things, the Mortgages, the Assignments of Leases and Rents and the Assignment of Interest Rate Cap Agreements and (ii) the Mortgage Loan Purchase and Sale Agreement. The Trustee acknowledges the issuance of the Certificates in authorized denominations registered in such name as the Depositor shall so direct the Trustee on or prior to the Closing Date and duly authenticated by the Trustee evidencing ownership of the entire Trust. On the Closing Date, the Borrowers shall make a cash deposit into the Lockbox Account in an amount equal to the Monthly Payment due on the Due Date in December 1996.

                  In connection with the ownership by the Trust of the Mortgage Loan, the Trustee shall hold and maintain (except for those documents set forth in clauses (viii) and (xxiv) of this Section 2.01, which documents shall be held and maintained by the Servicer instead) the following documents subject to
Section 3.14 (which allows delivery to the Servicer):

                           (i) the original of the Note endorsed by the Depositor without recourse to the Trustee in the following form: "Pay to The Chase Manhattan Bank, as trustee, for the benefit of the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass- Through Certificates, Series 1996-C1, without recourse" and which Note and all endorsements thereof shall show a complete chain of endorsement from the Originator to the Depositor, and (following endorsement to the Depositor) from the Depositor to the Trustee;

                           (ii) an original counterpart of each Mortgage showing
                  the Originator as mortgagee or beneficiary;

                           (iii) an original  counterpart of each  Assignment of
                  Mortgage, in suitable form for recordation in the jurisdictions in which the real property securing the applicable Mortgage is located, from the Originator to "The Chase Manhattan Bank, as trustee, for the benefit of the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1";

                           (iv) an original  counterpart  of the  Assignment  of
                  Contracts from the Originator to "The Chase Manhattan Bank, as trustee, for the benefit of the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996- C1";

                           (v) an original  counterpart  of each  Assignment  of
                  Interest Rate Cap Agreement;

                           (vi) a copy of the UCC-1 financing statements executed by the Borrower in connection with the Mortgage Loan, together with original executed form UCC-3s, in a form suitable for filing, disclosing the assignment from the Originator to the Trustee of the security interest in the personal property constituting security for repayment of the Mortgage Loan;

                           (vii) an original of each final lender's title insurance policy issued with respect to the Mortgage Loan, together with all endorsements thereto;

                           (viii)  an  copy  of  each   Lease,   including   all
                  modifications and amendments thereto;

                           (ix)  the  original  executed   counterpart  of  each
                  Assignment of Leases and Rents, together with each Re-assignment of Assignments of Leases and Rents in suitable form for recordation in the jurisdictions in which the Mortgaged Properties are located from the Originator to the Trustee (which re-assignment, however, may be included in the Assignment of Mortgages and need not be a separate instrument);

                           (x) an original counterpart of the Loan Agreement;

                           (xi) copies of  certificates  of casualty and general
                  liability insurance of each Lessee;

                           (xii) an original  counterpart  of the Mortgage  Loan
                  Purchase and Sale Agreement;

                           (xiii) the original  Hazardous  Substances  Indemnity
                  Agreement;

                           (xiv) an original  counterpart of each  Subordination
                  Agreement, which, among other things, provides that each Lessee shall (i) remit all Periodic Rent and (ii) send notice of Borrower default to the Servicer on behalf of the Trustee or such other Person as the Trustee shall designate prior to such Lessee exercising its rights to terminate the applicable Lease or reduce or offset the rental payments due thereunder;

                           (xv) an original counterpart of each Estoppel Letter;

                           (xvi)  an   original   counterpart   of  the  Lockbox
                  Agreement;

                           (xvii) an original  counterpart  of the  Contribution
                  Agreement;

                           (xviii)   copies   of  the   original   Environmental
                  Assessments with respect to each Mortgaged Property made in connection with acquisition of the Mortgaged Properties by the Borrowers;

                           (xix) original  executed opinion letter(s) of counsel
                  to the Borrower with respect to the due execution and enforceability of the Mortgage Loan Documents;

                           (xx) original  executed opinion  letter(s) of counsel
                  to the Borrower with respect to non-consolidation;

                           (xxi) an original survey of each Mortgaged Property;

                           (xxii) copies of the certification or other evidence,
                  if any, such as affirmative coverage of zoning under the Title Insurance Policy, that each Mortgaged Property complies with all zoning laws;

                           (xxiii)  copies of  licenses,  permits and  approvals
                  required for the use and operation of each Mortgaged Property, if any;

                           (xxiv) copies of all management  agreements  relating
                  to each Mortgaged Property; and

                           (xxv) copies of any and all amendments, modifications
                  and supplements to, and waivers related to, any of the foregoing.

On the Closing Date and following the delivery of the documents included in the Mortgage File (except for the final lender's title insurance policies referred to in (vii) above, each of which shall immediately be delivered to the Trustee upon its availability) from the Depositor to the Trustee, the Depositor shall deliver to the title company (1) for recordation, the Mortgages, the Assignment of Mortgages, the Assignments of Leases and Rents and the Re-Assignment of Leases and Rents and (2) for filing, the UCC-1 and UCC-3 financing statements referred to in Section 2.01(vi). In the event that any such document is lost or returned unrecorded because of a defect therein, the Depositor shall promptly prepare a substitute document, and thereafter deliver such document to the Trustee which shall cause each such document to be duly recorded. Notwithstanding anything to the contrary contained in this Section 2.01, if the public recording office retains the applicable Mortgage Loan Documents after each has been recorded, the obligations hereunder of the Trustee shall be deemed to have been satisfied upon receipt of a copy of such Assignment of Mortgages certified by the public recording office to be a true and complete copy of the recorded original thereof. Once the documents referred to above which are submitted for recording are all returned or copies of such recorded documents are certified by the appropriate public recording office the documents shall be added to the Mortgage File. If the Depositor cannot deliver any original document described in this Section 2.01 on the Closing Date, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later 45 days from the Closing Date, to deliver such original or certified recorded documents to the Trustee (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Trustee in writing of such delay and shall deliver such documents to the Trustee promptly upon the Depositor's receipt thereof). The Depositor shall deliver to the Servicer, at the Depositor's expense, a copy of all documents in the Mortgage File.

                  Although it is intended that the conveyance of the Depositor's rights, title and interest in and to the Mortgage Loan pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the Depositor shall be deemed to have granted, and the Depositor does hereby grant to the Trustee, a first priority perfected security interest in all of the Depositor's rights, title and interest in, to and under the Mortgage Loan, all payments of principal and interest on the Mortgage Loan, and all proceeds of any thereof, and this Agreement shall constitute a security agreement under applicable law.

                  Although it is intended that the conveyance by any Certificateholder of its rights, title and interest in and to the Mortgage Loan by sale of its Certificates pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the selling Certificateholder shall be deemed to have granted to the Trustee a first priority perfected security interest in all of such Certificateholder's rights, title and interest in, to and under the Mortgage Loan, all payments of principal of or interest on such Mortgage Loan, and all proceeds of any thereof, and this Agreement shall constitute a security agreement under applicable law.


SECTION 2.02. Acceptance by Trustee.

                  By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loan in good faith without notice of adverse claims and declares that it holds and will hold such documents and all others delivered to it constituting the Mortgage File in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review the Mortgage File within 60 days after its execution and delivery of this Agreement, to ascertain that all documents referred to in Section 2.01 above (other than the documents referred to in clauses (viii), (xix), (xx), (xxii), (xxiii) and (xxiv) of Section 2.01) and any original recorded documents referred to in the first sentence of this Section included in the delivery of a Mortgage File (other than those noted on a Trustee's exception report) have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loan. The Trustee shall not be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on a Trustee's exception report or for any failure by the Depositor to use its best efforts to deliver any such document.

                  The Trustee shall have no responsibility for reviewing the Mortgage File except as expressly provided above and in Section 2.01 hereof. Without limiting the effect of the preceding sentence, in reviewing any Mortgage File pursuant to the preceding paragraph or Section 2.01, the Trustee shall have no responsibility for determining whether any document or opinion is valid and binding, whether the text of any deed, assignment or endorsement is in proper or in recordable form (except, if applicable, to determine if the Trustee is the grantee, assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or is in form suitable for filing, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

                  The Trustee shall hold the Trustee Mortgage File in the State of New York, and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from the State of New York unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from the State of New York) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.


SECTION 2.03. Representations, Warranties and Covenants of the Trustee.

                  (a) The Trustee hereby represents, warrants and covenants that as of the Closing Date:

                           (i) The  Trustee  (1) is a banking  corporation  duly
                  organized, validly existing and in good standing under the laws of the State of New York, (2) is qualified to act in a fiduciary capacity in the State of New York and (3) is and will remain in compliance with the laws of the State of New York to the extent such compliance is necessary to perform its obligations in accordance with the terms of this Agreement;

                          (ii) The execution  and delivery of this  Agreement by
                  the Trustee and its performance and compliance with the terms of this Agreement will not violate the Trustee's charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Trustee is a party or which may be applicable to the Trustee or any of its assets;

                         (iii) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Servicer, constitutes a legal, valid and binding obligation of the Trustee, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally or the rights of creditors of banks and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                          (iv) The Trustee is not in violation of, and the execution and delivery of this Agreement by the Trustee and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order, law or regulation of any federal, state, municipal or governmental agency of the United States of America or the State of New York having jurisdiction, which violation would have consequences that would materially and adversely affect the condition (financial or other) or operations of the Trustee or its properties or might have consequences that would materially affect the performance of its duties hereunder; and

                           (v) No  litigation  is pending or, to the best of the
                  Trustee's knowledge,
                  threatened against the Trustee which would prohibit its entering into or materially and adversely affect the ability to perform its obligations under this Agreement.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the Closing Date and they shall continue until the termination of this Agreement, and shall inure to the benefit of the Depositor and the Certificateholders. Upon discovery by any party hereto (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties of the Trustee set forth in subsection (a) of this Section 2.03, the party discovering such breach shall give prompt written notice to the other parties.


SECTION 2.04. Representations, Warranties and Covenants of the Servicer.

                  (a) The Servicer hereby represents, warrants and covenants that as of the Closing Date:

                  (i) The Servicer (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and
         (2) is and will remain qualified to do business and otherwise in compliance with the laws of each state in which a Mortgaged Property is located to the extent such qualification or other compliance is necessary to perform its obligations in accordance with the terms of this Agreement;

                  (ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

                  (iii) This Agreement, assuming due authorization, execution and delivery by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (iv) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order, law or regulation of any federal, state, municipal or governmental agency of the United States of America or the State of Texas having jurisdiction, which violation would have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially affect the performance of its duties hereunder;

                  (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into or materially and adversely affect the ability to perform its obligations under this Agreement;

                  (vi) The Servicer maintains errors and omissions insurance coverage for all Persons involved with the performance of its duties under the Mortgage Loan Documents;

                  (vii) The Servicer is in good standing as an approved FNMA or FHLMC servicer;

                  (viii) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation and that the entire Servicing Fee shall be treated for accounting and tax purposes as compensation for the servicing and administration of the Mortgage Loan; and

                  (ix) The Servicer will examine each future subservicing agreement and will be familiar with the terms thereof and the terms of such agreements will not be materially inconsistent with the provisions of this Agreement.

                  (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the Closing Date and they shall continue until the termination of this Agreement, and shall inure to the benefit of the Depositor and the Certificateholders. Upon discovery by any party hereto (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties of the Servicer set forth in subsection (a) of this Section 2.04, the party discovering such breach shall give prompt written notice to the other parties.


SECTION 2.05. Representations, Warranties and Covenants of the Depositor.

                  (a) The Depositor hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights (including, without limitation, its rights regarding breaches of the representations and warranties made therein) with respect to (A) the representations and warranties made to the Originator by the Borrower in the Loan Agreement and (B) the representations and warranties made by the Originator to the Depositor in the Mortgage Loan Purchase and Sale Agreement (including, without limitation, all of the Depositor's rights regarding breaches thereof).

                  The Depositor hereby represents, warrants and covenants that as of the Closing Date:

                           (i) the  Depositor is a corporation  duly  organized,
                  validly existing and in good standing under the laws of the State of Delaware.

                          (ii) the execution  and delivery of this  Agreement by
                  the Depositor and its performance and compliance with the terms of this Agreement will not violate the Depositor's charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                         (iii)  this  Agreement,   assuming  due  authorization,
                  execution and delivery by the Trustee and the Servicer, constitutes a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                          (iv) the  Depositor  is not in  violation  of, and the
                  execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order, law or regulation of any federal, state, municipal or governmental agency of the United States of America or the State of Delaware having jurisdiction, which violation would have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially affect the performance of its duties hereunder;

                           (v) no  litigation  is pending or, to the best of the
                  Depositor's knowledge, threatened against the Depositor which would prohibit its entering into or materially and adversely affect the ability to perform its obligations under this Agreement; and

                          (vi) (A) the Depositor is an entity whose organization
                  documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which is formed or organized solely for the purpose of acting as Depositor under this Agreement, does not engage in any business unrelated to this Agreement, does not have any assets other than those related to this Agreement, or any indebtedness other than that related to this Agreement, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person); and

                                    (B) the board of directors of the  Depositor
                  has an independent director.

                  (b) The Depositor hereby represents and warrants with respect to the Mortgage Loan that as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (i) Immediately prior to the sale, transfer and assignment to the Trust, the Note and each related Mortgage were not subject to an assignment or pledge (other than to the Depositor and the Trustee), and the Depositor had good and marketable title to, and was the sole owner of, the Mortgage Loan;

                  (ii) The Depositor has full right and authority to sell, assign and transfer the Mortgage Loan and the assignment to the Trust constitutes a legal, valid and binding assignment of each Mortgage;

                  (iii) The Depositor is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loan subject to the matters described in clause (c)(iv) below;

                  (iv) The Assignment of Mortgages and the Reassignment of Assignment of Leases and Rents, Assignment of Contracts and all other agreements executed in connection with the Mortgage Loan, from the Depositor to the Trust constitute the legal, valid and binding assignment from the Depositor to the Trust, except as such enforcement may be limited by bankruptcy,
                           insolvency,       reorganization,        liquidation,
                           receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (v) Since origination, and except as set forth in the Mortgage File, the Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and, each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by each Mortgage, nor has any instrument been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; and

                  (vi) The Depositor has not taken any action that would cause the representations and warranties made by each Borrower in the Mortgage Loan not to be true.

                  (c) The Depositor hereby further represents and warrants with respect to the Mortgage Loan that as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (i) The Note and each related Mortgage and Assignment of Leases and Rents and other agreement executed in connection with the Mortgage Loan are legal, valid and binding obligations of the related Borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the best of the Depositor's knowledge, there is no valid defense, counterclaim, or right of rescission available to the related Borrower with respect to the Note, each Mortgage and other agreements;

                  (ii) Each Assignment of Leases and Rents creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, certain rights under the related lease, including the right to receive all rents payable thereunder, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease, including the right to operate the related Mortgaged Property; no person other than the related Borrower owns any interest in any payments due under such lease that is superior to or of equal priority with the mortgagee's interest therein;

                  (iii) Each Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to the matters described in clause (iv) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below); a Form UCC-1 financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property, if any, granted under each Mortgage to the extent perfection is obtained by filing;

                  (iv) The lien of each Mortgage as a first priority lien in the original principal amount of the Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth on Exhibit A to the Loan Agreement) after all advances of principal, is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Trustee, as successor to the Originator and the Depositor, its successors and assigns, subject only to matters identified therein; no claims have been made under such policy and the Depositor has not done anything, by act or omission, and the Depositor has no knowledge of any matter, which would impair or diminish the coverage of such policy;

                  (v) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

                  (vi) Each Mortgaged Property is free of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and the Depositor has received no notice of any proceeding pending, or threatened, for the total or partial condemnation of such Mortgaged Property;

                  (vii) Each Borrower is in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations are valid and in full force and effect;

                  (viii) To Depositor's knowledge, each Mortgaged Property is insured in accordance with the requirements of the related Lease;

                  (ix) There is no default, breach, violation or event of acceleration existing under each Mortgage or the Note and, to the Depositor's knowledge, no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration;

                  (x)      To Depositor's knowledge,  no Borrower is a debtor in
                           a  state  or   federal   bankruptcy   or   insolvency
                           proceeding;

                  (xi) To Depositor's knowledge, each Mortgaged Property is in material compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property. To Depositor's knowledge, all material inspections, licenses and certificates required, including certificates of occupancy, whether by law, ordinance, regulation or insurance standards to be made or issued with regard to the Mortgaged Property, have been obtained and are in full force and effect;

                  (xii)    (A)      Each    Borrower   is   an   entity    whose
                                    organization  documents  provide that it is,
                                    and at least so long as the Mortgage Loan is
                                    outstanding   will   continue   to   be,   a
                                    single-purpose  entity.  (For this  purpose,
                                    "single-   purpose   entity"  shall  mean  a
                                    person,  other than an individual,  which is
                                    formed or  organized  solely for the purpose
                                    of  owning  and   operating   the   Mortgage
                                    Properties  that it owns, does not engage in
                                    any business  unrelated to such property and
                                    its  financing,  does not  have  any  assets
                                    other than those  related to its interest in
                                    the  property  or  its  financing,   or  any
                                    indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan
                                    Documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person); and

                           (B) The board of directors of each Borrower has an independent director;

                  (xiii) With respect to each Mortgage constituting a valid first lien on an unencumbered interest of the Borrower as lessee under a ground lease underlying the related Mortgaged Property, but not by the related fee interest in such Mortgaged Property, the Depositor represents and warrants that:

                           (A) The ground lease or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To Depositor's knowledge, there has been no material change in the terms of such ground lease since its recordation except by written instruments, all of which are included in the related Mortgage File;

                           (B) The lessor under the ground lease relating to the Mortgaged Property located in East Syracuse, New York, has agreed in writing (which writing is included in the Mortgage
                                    File)  that  such  ground  lease  may not be
                                    amended,  modified,  canceled or  terminated
                                    without  the prior  written  consent  of the
                                    mortgagee  and that any such action  without
                                    such   consent   is  not   binding   on  the
                                    mortgagee, its successors or assigns;

                           (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

                           (D) Except as disclosed in the related title insurance policy, the ground lease is not
                                    subject   to  any   liens  or   encumbrances
                                    superior to, or of equal  priority with, the
                                    related Mortgage.  The ground lease is prior
                                    to any  mortgage  or  other  lien  upon  the
                                    related  fee   interest   and   includes  no
                                    obligation   on  the  part  of  the   lessee
                                    thereunder  to  subordinate   its  leasehold
                                    interest to any fee mortgagee;

                           (E) The ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder or any required consents have been obtained;

                           (F) As of the date of execution and delivery, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

                           (G) Each ground lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; or each ground lease, or an estoppel letter received by the mortgagee from the lessor further provides that notice of termination given under such ground lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such ground lease;

                           (H) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any default under a ground lease, which is curable after the receipt of notice of any the default before the lessor thereunder may terminate the ground lease;

                           (I) Each ground lease requires the lessor to enter into a new lease upon termination of such ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

                           (J) No ground lease imposes restrictions on subletting (other than the restriction which requires the related Mortgage Properties to be used for purposes related to the operation of a hotel);

                  (xiv) Each Mortgaged Property is on a separate tax parcel, assessed for real estate tax purposes separate and apart from any other property owned by the related Borrower or any other Person;

                  (xv) Any subleases entered into by the Lessee will be subject and subordinate to the Lease and will not relieve the Lessee of its obligations under the Lease; in the event that the Trustee acquires title to a Mortgaged Property by foreclosure or otherwise, the lessor's interest under the related Lease is freely assignable by the Trustee and its successors and assigns to any person without the consent of the Lessee, and, in the event the lessor's interest is so assigned, the Lessee will be obligated to recognize the assignee as lessor under such Lease;

                  (xvi) Each Lease has an original term ending on or after the Maturity Date;

                  (xvii) Each remaining payment of rent due under each Lease is sufficient to pay the allocable portion of (based on Loan Allocation Amount) each Monthly Payment due under the Mortgage Loan in full on or prior to the Due Date thereof without giving effect to any applicable grace periods;

                  (xviii) No sale of any Mortgaged Property is pending or contemplated by either Borrower and, to the best of the Depositor's knowledge, there is no assignment of any Lease by any Lessee contemplated or pending;

                  (xix) The Lessee has delivered an Estoppel Letter and to the extent required to make the Lease subordinate to the Mortgage, a Subordination Agreement with respect to each Lease;

                  (xx) The Depositor has no knowledge that the representations and warranties made by each Borrower in the Mortgage Loan Documents are not true in any material respect;

                  (xxi) The Mortgage Loan is not a participation interest in a mortgage loan, but is a whole loan;

                  (xxii) The Originator does not own and is not entitled to own any equity participations in the respective Borrowers;

                  (xxiii) The Mortgage Loan does not contain terms providing for contingent interest;

                  (xxiv) The Permitted Exceptions (as defined in the Loan Agreement) do not and will not materially and adversely interfere with (1) the ability of the
                           Borrowers timely to pay in full the interest on the Mortgage Loan or (2) the use of the related Mortgaged Properties for the use currently being made thereof, the operation of such Mortgaged Properties as currently being operated or the value of such Mortgaged Properties;

                  (xxv) There has been no waiver, modification, alteration, satisfaction, cancellation, subordination, or release of any Mortgaged Property or Borrowers or the lien on the Mortgaged Properties, in whole or in part or execution of any instrument that would cause or result in the foregoing;

                  (xxvi)   No  scheduled   payment   under  the  Mortgage   Loan
                           Documents is 30 days or more past due;

                  (xxvii) No delinquent taxes, assessments, fees, water, sewer or other governmental charges against any Mortgaged Property exist as of the Closing Date;

                  (xxviii) No  advance  of funds  has  been  made,  directly  or indirectly, by the Originator to the Borrowers and no funds have been received from any person other than the Borrower for or on account of payments due on the Note;

                  (xxix) The Mortgage Loan complied with all applicable usury, truth-in-lending, real estate settlement, equal credit opportunity and disclosure laws as of the Closing Date;

                  (xxx) To the extent required under applicable law, each holder of the Note was authorized to transact and do business in the jurisdiction where the Mortgaged Properties are located while each was holder;

                  (xxxi) All terms of the Mortgages pertaining to interest rate adjustments, payment adjustments and principal balance adjustments are enforceable and will not affect the priority of the mortgage lien;

                  (xxxii) The Note and the Mortgages contain enforceable provisions for realization against the Mortgaged Properties of the benefits of the security, including realization by judicial, or if applicable, nonjudicial foreclosure;

                  (xxxiii) The  Note  and the  Mortgages  contain  no  provision limiting the right or ability of Depositor to assign, transfer and convey the Note or the Mortgage to any other Person or entity;

                  (xxxiv) If any Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the related Mortgaged Property following default or payment of the Mortgage Loan; and

                  (xxxv) The Note is not secured by any collateral that is not included in the Trust Fund.

                  (d) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive the Closing Date and they shall continue until the termination of this Agreement, and shall inure to the benefit of the Certificateholders. Upon discovery by any party hereto (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties of the Depositor set forth in this Section 2.05, the party discovering such breach shall give prompt written notice to the other parties.

                  (e) Within 90 days after the receipt of the notice (provided for in (d)) of a breach by the Depositor of a representation or warranty set forth in Section 2.05(b), the Depositor shall either (i) repurchase the Mortgage Loan at the Repurchase Price or (ii) promptly cure such breach in all material respects; provided, however, that in the event that such breach is capable of being cured but not within such 90-day period and the Depositor has commenced and is diligently proceeding with the cure of such breach within such 90-day period, the Depositor shall have an additional 90 days to complete such cure, provided, further, that with respect to such additional 90-day period the Depositor shall have delivered an officer's certificate to the Trustee setting forth the reason such breach is not capable of being cured within the initial 90-day period and what actions the Depositor is pursuing in connection with the cure thereof and stating that the Depositor anticipates that such breach will be cured within the additional 90-day period. Upon the repurchase of the Mortgage Loan by the Depositor, the Trustee shall execute and deliver such instruments of transfer or assignment presented to it by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor the legal and beneficial ownership of the Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), and shall deliver the Mortgage File to the Depositor or its designee after receipt of the Repurchase Price. "Repurchase Price" shall mean an amount equal to: (i) the unpaid principal balance of the Mortgage Loan as of the Due Date as to which a payment was last made by the Borrower; plus (ii) unpaid accrued interest from the Due Date as to which interest was last paid by the Borrower up to the first Due Date which occurs on or immediately after the repurchase date at a rate equal to the then-current mortgage interest rate on the unpaid principal balance of the Mortgage Loan; plus (iii) any unreimbursed interest on any Monthly Advances made by the Servicer at the Advance Rate; plus (iv) fees and expenses payable to the Trustee and the Servicer through such Due Date (including all Servicer's compensation) (without duplication); plus (v) all Property Protection Advances with interest at the Advance Rate. The remedy provided for in this
Section 2.05(e) shall be the sole remedy available against the Depositor in the event of a breach by the Depositor of any representation or warranty set for in
Section 2.05(b).


SECTION 2.06. Servicer Mortgage File.

                  All original documents relating to the Mortgage Loan and Leases which are part of the Servicer Mortgage File are and shall be held by the Servicer, in trust for the benefit of the Trustee on behalf of Certificateholders. The legal ownership of all records and documents with respect to the Mortgage Loan and Lease prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee, in trust for the benefit of Certificateholders.


SECTION 2.07. Certain Representations, Warranties and Covenants of Depositor.

                  The Depositor hereby represents, warrants and covenants until such time as the this agreement is terminated in accordance with Section 9.01, that, it:

                  (a) has not and will not own any asset other than (i) the Mortgage Loan and the Mortgage Loan Documents, and (ii) incidental personal property necessary for the operation of, or associated with, the Mortgaged Properties;

                  (b) was organized solely for the purpose of acquiring the Mortgage Loan from the Originator, establishing the Trust Fund and conveying the Mortgage Loan to the Trust Fund in consideration of the issuance and delivery by the Trust Fund to the Depositor of the Certificates and consummating the offering of the Certificates and is not engaged and will not engage in any other business;

                  (c) has not and will not enter into any contract or agreement with any shareholder or Affiliate of the Depositor except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate;

                  (d) has not and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation);

                  (e) has not and will not make any loans or loan advances to any third party (including any Affiliate of the Depositor);

                  (f) is and will remain solvent and pay its debts and liabilities (including, without limitation, employment and overhead expenses) from its assets as the same shall become due;

                  (g) has done or caused to be done and will do all things necessary to observe corporate formalities and to preserve its existence, and will not, nor will any shareholder thereof, amend, modify or otherwise change its certificate of incorporation or by-laws in a manner which adversely affects the Depositor's existence as a single purpose entity;

                  (h) has conducted and operated and will conduct and operate its business in its own name and as presently conducted and operated;

                  (i) has maintained and will maintain books and records and bank accounts separate from those of its Affiliates or any other Person;

                  (j) has been and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof) and not as a division or part of any other Person and shall maintain and use separate stationery, invoices and checks;

                  (k) has maintained and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (l) has not and will not, nor shall any shareholder, partner or affiliate, seek the dissolution or winding up, in whole or in part, of the Depositor;

                  (m) has not and will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership of, any entity;

                  (n) has not and will not commingle the funds and other assets of the Depositor with those of any shareholder, any affiliate or any other person;

                  (o) has maintained and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

                  (p) has not and will not hold itself out to be responsible for the debts or obligations of any other person;

                  (q) at all times shall cause there to be at least one duly appointed member of the board of directors (an "Independent Director") of the Depositor who is not at the time of such individual's appointment, has not been at any time during the preceding five years, and will not be during its or their service as Independent Director (A) a direct or indirect stockholder of, or an officer, director (other than with respect to such Independent Director's service as director of the Depositor) or employee, creditor, supplier, manager or contractor of, the Depositor or any of its Affiliates, (B) a person or other entity controlling any such stockholder, creditor, supplier, manager or contractor, or (C) a member of the immediate family of any such stockholder, officer, employee, creditor, supplier, manager or contractor. As used in this subsection (q), the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or other beneficial interests, by contract or otherwise;

                  (r) has not and shall not cause the board of directors of the Depositor to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to the Depositor's common stock, requires the unanimous affirmative vote of one hundred percent (100%) of the members of the board of directors, unless at the time of such action there shall be at least one member who is an Independent Director;

                  (s) has not and will not, without the unanimous consent of all of its directors, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                  (t) has maintained and will maintain its books, records, resolutions and agreements as official records;

                  (u) has not and will not acquire obligations or securities of its shareholders;

                  (v) has allocated and will allocate fairly and reasonably any overhead for shared office space

                  (w) has not and will not pledge its assets for the benefit of any other person or entity;

                  (x) has not and will not identify its shareholders or any Affiliates of the Depositor as a division or part of the Depositor;

                  (y) has complied and shall comply with the provisions of its certificate of incorporation;

                  (z) has conducted and shall conduct itself and operate its business so that all of the assumptions made in those certain legal opinions dated the date hereof by Sullivan & Worcester LLP with respect to nonconsolidation issues shall be true at all times;

                  (aa) will maintain its corporate existence and good standing under the laws of its state of incorporation;

                  (bb) has not entered into the transactions described herein with the intent to hinder, defraud or delay any creditors;

                  (cc) has allocated and will allocate fairly and reasonably the cost of the services of any shared employee, consultant or agent;

                  (dd) will make all oral and written communications solely in its own name and will not permit any other entity to make communications in the name of the Depositor; and

                  (ee) will prepare its financial statements separately from those of any other person or entity, which statements may be consolidated with financial statements of Hospitality Properties Trust for certain reporting purposes provided such financial statements contain notations clearly noting (i) the separate corporate existence and separate financial condition of the Depositor and (ii) that the assets of the Depositor will be available only to satisfy the claims of the Depositor's creditors.

                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOAN


SECTION 3.01.    Servicer to Service Mortgage Loan;
                 Administration of the Mortgage Loan.

                  (a) The Servicer shall diligently service and administer the Mortgage Loan pursuant to this Agreement on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its good faith, reasonable judgment) in accordance with applicable law, the terms of this Agreement and the terms of the Mortgage Loan and, to the extent consistent with the foregoing, in accordance with the higher of the following standards of care: (1) the same manner in which, and with the same care, skill, prudence and diligence with which the Servicer services and administers similar mortgage loans for other third-party portfolios, and (2) the same care, skill, prudence and diligence with which the Servicer services and administers mortgage loans owned by the Servicer, exercising reasonable business judgment and acting in accordance with applicable law, the terms of this Agreement, the Mortgage Loan and with a view to the maximization of timely recovery of principal and interest on the Mortgage Loan and the best interests of the Trust Fund and the Certificateholders, as determined by the Servicer, in its reasonable judgment, in each case, without regard to:

                           (i)  any  relationship   that  the  Servicer  or  any
                  Affiliate of the Servicer may have with either Borrower, either Lessee or any Affiliate of a Borrower or Lessee; or

                           (ii) the ownership of any Certificate by the Servicer
                  or any Affiliate of the Servicer; or

                           (iii) the  Servicer's  right to receive  compensation
                  for its services hereunder or with respect to any particular transaction; or

                           (iv) the  obligation  of the Servicer to make Monthly
                  Advances or Property Protection Advances under this Agreement; or

                           (v) the  ownership,  or servicing or  management  for
                  others, by the Servicer of any other mortgage loans or real properties (the foregoing, collectively referred to as the "Servicing Standards").

                  In the event that the Servicer believes that it is unable to comply with the requirements of this Section 3.01(a) with respect to the Mortgage Loan as a result of one or more of the factors described in the foregoing clauses (i) through (v), it may enter into a sub-servicing agreement with a sub-servicer pursuant to Section 3.01(b) pursuant to which such sub-servicer shall perform its duties with respect to the Mortgage Loan. In such

                                     III-38
event, so long as such sub-servicer performs such duties on behalf of the Servicer in accordance with the requirements of this Section 3.01(a), then the Servicer shall be deemed to be in compliance herewith.

                  To the extent  consistent  with,  and  subject to any  express limitations set forth in, this Agreement, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Note; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Servicer of the collectibility of the Mortgage Loan. Subject only to the above-described servicing standards and the terms of this Agreement and of the Mortgage Loan, the Servicer shall have full power and authority, acting alone or through sub-servicers (subject to Sections 3.01(b) and 3.02), to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer shall, and is hereby authorized and empowered to, execute and deliver, on behalf of the Certificateholders: (1) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the Mortgaged Property and related collateral; (2) subject to Section 3.22, any and all modifications, waivers, consents or amendments with respect to any documents contained in the Mortgage File; (3) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge (including the release, upon satisfaction of the conditions therefor set forth in the Loan Agreement, of any of the Mortgaged Properties from the lien of the related Mortgage); (4) all other comparable instruments with respect to the Mortgage Loan and the Mortgaged Property, and (5) pleadings to initiate or defend legal proceedings, including judicial and non-judicial foreclosures and actions to capture rents, if, in any of the cases described in sub-clauses (1) through (5) hereof, in its reasonable judgment such action is in the best interests of the Certificateholders in accordance with, or is required by, this Agreement or any Mortgage Loan Document and subject in each case to any obligations hereunder to give any required notice to, or to obtain any required consent of, Certificateholders. In order to assist the Servicer in satisfying the requirements of title companies, courts and other Persons with a need to be satisfied of the authority of the Servicer to act on behalf of the Trustee in accordance with the terms of this Agreement, the Trustee shall from time to time provide executed, recordable powers of attorney to the Servicer (the preparation and delivery of which shall be an expense of the Trust) as may be reasonably requested by the Servicer. The Servicer shall service and administer the Mortgage Loan in accordance with applicable law and shall provide to the Borrowers any reports required to be provided to them under the Mortgage Loan Documents. Subject to Section 3.14, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer and necessary or appropriate (as certified in such written request) to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Trustee shall not be held responsible for any actions by the Servicer in its use of such powers of attorney.

                  (b) (i) Subject to subparagraph (ii) of this Section 3.01(b) and Section 3.02, after the Closing Date, the Servicer may enter into sub-servicing agreements with third parties with respect to any of its obligations hereunder, provided that (A) any such agreement shall be consistent with the provisions of this Agreement; (B) the sub-servicer may not make important servicing decisions (such as modifications of the Mortgage Loan or the decision to foreclose) without the involvement of the Servicer; (C) the Trustee or any successor servicer may terminate the sub-servicing agreement without cause and without cost or further obligation to the Trust Fund or the

                                     III-39

Certificateholders only in the event that the Servicer is terminated or if the subservicer has breached the subservicing agreement; and (D) neither the Trustee nor the Certificateholders shall have any direct obligations or liabilities (including, without limitation, indemnification obligations) with respect to any sub-servicer on account of a sub-servicing agreement or otherwise.

                           (ii) Any sub-servicing  agreement entered into by the
                  Servicer with a third party shall provide that the sub-servicer shall remit to the Collection Account any payments or other receipts that it receives in respect of the Mortgage Loan or any Lease within one Business Day of its receipt. Any sub-servicing agreement entered into pursuant to this Section 3.01(b) shall permit assignment thereof to any successor to the Servicer hereunder and shall provide for the termination thereof without cause, and without payment by the Trust or any such successor of any termination fee, at the option of the Servicer (or any successor thereto).

                  (c) If any successor Servicer assumes the obligations of the Servicer in accordance with Section 7.02, such successor, to the extent necessary to permit such successor to carry out the provisions of Section 7.02, shall, without act or deed on the part of the Servicer or such successor, succeed to all of the rights and obligations of the Servicer under any sub-servicing agreement entered into pursuant to Section 3.01(b). In such event, the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to such successor Servicer except that the Servicer resigning or being removed shall not have any liability or obligation under such sub-servicing agreement in respect of events that occur after such succession unless so provided in such sub-servicing agreement or unless such events arise out of actions or events that occurred prior to such succession.


SECTION 3.02. Liability of the Servicer.

                  (a) Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer (but subject to the last sentence of Section 3.01(c)) and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Certificateholders for the servicing and administering of the Mortgage Loan in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of any sub-servicing agreement or arrangement, or by virtue of indemnification from any Person acting as sub-servicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loan. The Servicer shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Servicer by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

                  (b) Without  limiting the  generality of paragraph (a) of this
Section 3.02, any sub-servicing agreement and any other transactions or services relating to the Mortgage Loan involving a sub-servicer shall be deemed to be between the Servicer and such sub-servicer alone, and the Certificateholders

                                     III-40
shall not be deemed parties thereto and shall have no contractual claims, rights, obligations, duties or liabilities with respect to the sub-servicer. Any such sub-servicer shall not have any direct rights of indemnification against, or that may be satisfied out of the assets of, the Trust Fund. Any such sub-servicer shall have recourse only against the Servicer.


SECTION 3.03.   Collection of the Mortgage Loan and Lease
                Payments; Property Protection Advances.

                  (a) The Servicer shall make reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage Loan Documents and shall undertake such collection procedures in accordance with the Servicing Standard. Notwithstanding the foregoing, the Servicer shall be entitled to waive any late payment or assumption or modification charge or penalty interest in connection with any delinquent Monthly Payment or delinquent Maturity Date Payment, only to the extent, in the reasonable judgment of the Servicer, that such waiver would be in the best interests of the Certificateholders. The Servicer shall have no liability to the Certificateholders or any other Person if its analysis and determination with respect to the waiver of such late payment or assumption or modification charge or penalty interest that, in its reasonable judgment, such waiver would be in the best interests of the Certificateholders proves to be wrong or incorrect, so long as the analysis and determination were made in good faith by the Servicer.

                  (b) The Servicer shall make cash advances (each such advance, a "Property Protection Advance") with respect to the Mortgage Loan in an amount equal to all such funds as are necessary for the purpose of effecting the payment of Property Protection Expenses; provided, however, that the Servicer shall not be obligated to make any Property Protection Advance (other than in respect of taxes and insurance) unless the Servicer makes a determination that, in its reasonable judgment, the aggregate proceeds of the Mortgage Loan, after giving effect to such Property Protection Advance, would exceed, on a present value basis, the aggregate proceeds of the Mortgage Loan if the Property Protection Advance were not made by the Servicer; and provided, further, that the Servicer shall not be obligated to make any Property Protection Advance that it determines, if made, would be a Nonrecoverable Advance. The Servicer shall have no liability to the Trust, the Certificateholders or any other Person if its analysis and determination that, in its reasonable judgment, the aggregate recovery from the Mortgage Loan, after giving effect to all Property Protection Advances in respect thereof, would exceed, on a present value basis, the aggregate recovery from the Mortgage Loan if such Property Protection Advance were not made proves to be incorrect, so long as such analysis and determination was made in good faith by the Servicer and the Servicer was not negligent in obtaining the underlying facts. No costs incurred by the Servicer in effecting the payment of real estate taxes or assessments, insurance premiums and assessments on a Mortgaged Property or in making any other Property Protection Advance shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan may so permit.

                  All Property Protection Advances made by the Servicer pursuant to this Agreement shall bear interest under this Agreement at the Advance Rate for the period from and including the date on which such Property Protection


                                     III-41

Advance was made to, but not including, the date the Servicer is reimbursed for such Property Protection Advance. Any reimbursement of such Property Protection Advances shall be first applied to accrued and unpaid interest on the funds advanced by the Servicer and then to the principal amount of the funds so advanced.


SECTION 3.04. Payment of Insurance, Taxes, Assessments and Similar Items.

                  Each Lessee is obligated to make all payments with respect to insurance and real estate taxes and assessments with respect to the related Mortgaged Properties. The Servicer shall monitor (to the extent required by this
Section 3.04) the compliance by each Lessee with the terms of the related Lease relating to the payment by such Lessee of insurance premiums and real estate taxes and assessments, and shall take appropriate action upon the failure by such Lessee to pay such amounts. In particular, the Servicer shall require delivery of evidence of payment of taxes owed with respect to each of the
Mortgaged Properties, as required by the Mortgage Loan Documents. If the Servicer determines based upon the foregoing that real estate taxes or assessments have not been paid when due, or receives notification of cancellation of insurance for failure to pay premiums or otherwise, the Servicer shall give notice to the Trustee and the related Borrower of such event, and shall make demand upon such Borrower to cause the related Lessee to pay such amounts or to pay the required amounts itself under the terms of the related Lease. In the event such Borrower does not make or cause to be made the required payment with respect to insurance or real estate taxes or assessments, the Servicer shall, to the extent that it deems it necessary or advisable in accordance with Section 3.01(a) and Section 3.03(b) to make a Property Protection Advance, make a Property Protection Advance with respect to such amount due with respect to insurance and taxes and assessments.

                  In the case that a Mortgaged Property becomes REO, the amount of any real estate taxes or assessments or insurance premiums that the Servicer deems to require immediate payment consistent with the Servicing Standards shall be payable from amounts on deposit in the REO Account. To the extent that the amounts on deposit in the REO Account are insufficient to make such payment, the Servicer shall promptly make a Property Protection Advance with respect thereto, subject to Section 3.03(b).

                                     III-42

SECTION 3.05. Lockbox Account.

                  The Servicer shall, pursuant to the Lockbox Agreement, establish and maintain the Lockbox Account, which shall be an Eligible Account, entitled "AMRESCO Management, Inc., in Trust for The Chase Manhattan Bank, as trustee, in trust for the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, Lockbox Account." The assets of the Lockbox Account shall, subject to the Lockbox Agreement, be owned by the Borrowers and shall be, pursuant to the Assignments of Leases and Rents and the Assignment of Interest Rate Cap Agreements, pledged to the Trustee for the benefit of the Certificateholders as collateral securing the Mortgage Loan. Prior to realization upon such account following an event of default under the Mortgage Loan Documents, the assets of the Lockbox Account shall be treated as the property of the Borrowers for federal, state and local income tax purposes. The Servicer shall deposit or cause to be deposited in the Lockbox Account, as and when received, the following payments:

                           (i) all  payments  of  Periodic  Rent  received by it
                  pursuant to the Assignments of Leases and Rents;

                           (ii) all payments under the Cap  Agreements  received
                  by it pursuant to the Assignments of Interest Rate Cap Agreement (other than any Settlement Amount);

                           (iii) the Settlement Amount, to the extent that payment of such amount to a substitute cap counterparty is pending;

                          (iv) any amount by which any Settlement Amount exceeds
                  the amount required as an up-front payment under a substitute cap agreement having substantially the same terms as the related Cap Agreement with a substitute cap counterparty having the same ratings as the Cap Counterparty; and

                           (v) in the event a Lease or any substitute  lease, as
                  applicable, related to a Mortgaged Property is no longer in effect, the revenues (net of certain expenses in connection with the operation of the related Mortgaged Property) received by the applicable Borrower for the operation of the related Mortgaged Property.

                  If a Mortgage Loan Event of Default occurs, the Servicer shall hold any amounts then or thereafter on deposit in the Lockbox Account as additional security for the Borrowers' obligations under the Mortgage Loan or will apply such funds in payment of any sums due under the Mortgage Loan Documents. Upon the occurrence of a non-monetary Mortgage Loan Event of Default which is attributable to an identifiable Mortgaged Property (each, an "Affected Property"), provided that the removal of such Affected Property from the collateral securing the Borrowers' obligations to repay the Mortgage Loan would effect a cure of such Mortgage Loan Event of Default, the Servicer, at its option, may apply the amount withdrawn from the Lockbox Account, which would otherwise be remitted to the Borrowers, in repayment of the Mortgage Loan Principal Balance until such time as the Mortgage Loan has been repaid in an


                                     III-43
amount equal to 125% of the Loan Allocation Amount of the Affected Property, at which time the Affected Property will be released by the Servicer on behalf of the Trust from the lien of the applicable Mortgage.

                  In the event that deposits are made to the Lockbox Account that are not required to be deposited therein, the Servicer shall promptly upon notice thereof withdraw such amounts from the Lockbox Account and apply such funds as appropriate under this Agreement, any provision herein to the contrary notwithstanding, but subject to the terms of the Assignments of Leases and Rents.

                  The Servicer shall invest the amount at any time credited to the Lockbox Account, at the direction of the Borrowers, in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the succeeding Due Date. The income from Permitted Investments of funds in the Lockbox Account shall be deposited in the Lockbox Account for distribution in accordance with the provisions of Section 3.06. Any losses on the investment of funds in the Lockbox Account will be required to be deposited by the Borrowers in the Lockbox Account, to the extent such amounts are necessary to make required deposits into the Collection Account or to pay the Servicing Fee or Trustee Fee, on or before the succeeding Due Date.


SECTION 3.06. Permitted Withdrawals from the Lockbox Account.

                  The Servicer shall, subject to the following paragraphs of this Section 3.06, withdraw amounts deposited in the Lockbox Account pursuant to the terms hereof in the following order of priority:

                  (a) to deposit in the Collection Account on each Due Date an amount equal to the Monthly Payment, the Maturity Date Payment (if then due) and any late payments (together with interest at the Reimbursement Rate), the amount of any Disposition Fee or Modification Fee due to the Servicer and other similar amounts due under the Note, the Loan Agreement or any Mortgage on such Due Date;

                  (b) to remit to a substitute cap counterparty the Settlement Amount, to the extent that such amount was deposited pursuant to Section 3.05(iii);

                  (c) to remit to each Rating Agency its annual surveillance fee (in the case of each, not to exceed $10,000, and in the case of Fitch, not to accrue in any year prior to 1998) if then due; and

                  (d) to remit the remainder to the Borrowers to the extent provided by and in accordance with the terms of the Lockbox Agreement.

                  In the event that the Borrowers have not delivered to the Servicer a binding commitment of a financial institution or other lender meeting the requirements set forth in the Lockbox Agreement to refinance the full outstanding principal amount of the Note upon the maturity thereof and otherwise meeting the requirements of the Lockbox Agreement (a "Commitment") by the date which is six months prior to the Maturity Date or in the event of the extension


                                     III-44
of the Maturity Date pursuant to Section 3.22(c), the Servicer shall not make any remittance to the Borrowers that would otherwise be required pursuant to
Section 3.06(c), but, instead, shall deposit into the Collection Account on each Due Date the amount withdrawn from the Lockbox Account which would otherwise have been remitted to the Borrowers pursuant to Section 3.06(c) during the preceding calendar month (each, a "Curtailment Payment"), which amount shall be applied in reduction of the principal balance of the Note.

                  The Servicer shall act for the Trust in connection with all other rights and obligations of the Trust under the Lockbox Agreement, and in particular it (i) shall promptly remit to the Trustee copies of any Mortgage Loan Documents and notices required be provided to the Certificateholders and
(ii) shall execute or cause to be executed such consents, agreements and other instruments as shall be appropriate pursuant thereto.


SECTION 3.07. Collection Account.

                  The Servicer shall establish and maintain the Collection Account, which shall be an Eligible Account, entitled "AMRESCO Management, Inc., in Trust for The Chase Manhattan Bank, as trustee, in trust for the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, Collection Account", which account and the assets of such account shall be owned by the Trustee for the benefit of the Certificateholders. The Servicer shall deposit or cause to be deposited on, or before, each Remittance Date, in the Collection Account the following payments:

                           (i) the amount  withdrawn  from the  Lockbox  Account
                  pursuant to Section 3.06(a);

                           (ii) all Insurance Proceeds and Net Liquidation Proceeds;

                           (iii) any amounts  required to be deposited  pursuant
                  to Section 3.19 in connection with a Mortgaged Property;

                          (iv) any amounts  received from a Borrower or a Lessee
                  which represent recoveries of Property Protection Advances (together with interest thereon at the Reimbursement Rate);

                           (v) all Principal Prepayments;

                          (vi) any  Repurchase  Price paid  pursuant  to Section
                  2.05(e) hereof, any Termination Price paid pursuant to Section 9.01(b) hereof and any Repurchase Price payable under Section 3 of the Mortgage Loan Purchase and Sale Agreement; and

                           (vii) the Curtailment Payment, if any.


                                     III-45

                  In the event that deposits are made into the Collection Account that are not required to be deposited therein, the Servicer may at any time withdraw such amounts from the Collection Account and apply such funds as appropriate under this Agreement, any provision herein to the contrary notwithstanding.

                  The Servicer may invest the amount at any time credited to the Collection Account in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the succeeding Remittance Date. The income from Permitted Investments of funds in the Collection Account shall be for the benefit of the Servicer. Any losses on the investment of funds in the Collection Account will be required to be deposited by the Servicer in the Collection Account as incurred and the Servicer shall not be entitled to be reimbursed therefor.


SECTION 3.08. Permitted Withdrawals from the Collection Account.

                  The  Servicer   shall  withdraw   amounts   deposited  in  the
Collection Account pursuant to the terms hereof in the following order of priority:


                                    (a) to pay itself the  Servicing Fee and, if
                  applicable, the Special Servicing Fee (which Special Servicing Fee may accrue in accordance with Section 3.15), the Disposition Fee and the Modification Fee pursuant to Section
                  3.15 on each Remittance Date;

                                    (b)     to deposit into the Certificate
                  Account the Trustee Fee and any expenses of the Trustee reimbursable pursuant to Section 8.05 on each Remittance Date;

                                    (c) to reimburse  itself on each  Remittance
                  Date for any unreimbursed Property Protection Advances or Monthly Advances that the Servicer has deemed since the previous Remittance Date to be Nonrecoverable Advances, together with interest at the Advance Rate thereon from the date on which such Property Protection Advance or Monthly Advance was made;

                                    (d) to reimburse itself for any unreimbursed
                  Property Protection Advances, together with interest at the Advance Rate, as to which funds were deposited in the Collection Account pursuant to Section 3.07(iv), on the date on which such funds were so deposited in the amount described in such Section 3.07(iv);

                                    (e) to reimburse  itself on each  Remittance
                  Date for any unreimbursed Monthly Advances, together with interest at the Advance Rate, as to which the amount so advanced was subsequently received or applied as a late payment pursuant to the Note and which amount was transferred from the Lockbox Account to the Collection Account on the related Due Date;

                                    (f) to remit to the Servicer the amount of
                  any net interest or net investment income earned on the Collection Account since the related Due Date;


                                     III-46

                           (g) to remit the balance on deposit in the Collection
                  Account on each Remittance Date to the Certificate Account for distribution by the Trustee to Certificateholders on the following Distribution Date pursuant to Section 4.01; and

                           (h) to clear and terminate the Collection Account
                  upon termination of the Trust Fund pursuant to Section 9.01.

                  The Trustee and the Servicer shall in all cases have a right prior to the Certificateholders to any funds deposited in the Collection Account from time to time for the payment of, in the case of the Trustee, the Trustee's Fee currently payable therefrom or, in the case of the Servicer, the Servicing Fee, the Special Servicing Fee, the Disposition Fee, the Modification Fee, any interest at the Advance Rate, unreimbursed Property Protection Advances and unreimbursed Monthly Advances, in each case, currently payable therefrom, and in the case of the Trustee, for the reimbursement of its respective expenses hereunder to the extent such expenses are to be reimbursed from amounts on deposit in the Collection Account pursuant to this Agreement (and to have such amounts paid directly to third party contractors for any invoices properly presented).


SECTION 3.09. Certificate Account.

                  The Trustee shall establish and maintain the Certificate Account, which shall be an Eligible Account, entitled "The Chase Manhattan Bank, as trustee, in trust for the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, Certificate Account", which account and the assets of such account shall be owned by the Trustee for the benefit of the Certificateholders. The Trustee shall deposit or cause to be deposited in the Certificate Account, on each Remittance Date, all amounts transferred to it from the Collection Account.

                  The Servicer shall deposit any Monthly Advances that it is required to make pursuant to Section 4.03 in the Certificate Account.

                  In the event that deposits are made into the Certificate Account that are not required to be deposited therein, the Trustee may at any time withdraw such amounts from the Certificate Account and apply such funds as appropriate under this Agreement, any provision herein to the contrary notwithstanding.

                  The Trustee may invest the amount at any time credited to the Certificate Account in Permitted Investments that mature, or are subject to withdrawal or redemption, on or before the succeeding Distribution Date. The income from Permitted Investments of funds in the Certificate Account shall be for the benefit of the Trustee. Any losses on the investment of funds in the Certificate Account will be required to be deposited by the Trustee in the Certificate Account as incurred and the Trustee shall not be entitled to be reimbursed therefor.

                                     III-47

SECTION 3.10. Permitted Withdrawals from the Certificate Account.

                  The  Trustee   shall   withdraw   amounts   deposited  in  the
Certificate Account pursuant to the terms hereof in the following order of priority:


                           (a) to pay itself the Trustee Fee and any expenses of
                  the Trustee reimbursable pursuant to Section 8.05 on each Distribution Date;

                           (b) to pay itself on each Distribution Date the
                  amount of any net interest or net investment income earned on the Certificate Account since the related Remittance Date;

                           (c) to make payments on each Distribution Date to
                  Certificateholders pursuant to Section 4.01; and


                           (d) to clear and terminate the Certificate Account
                  pursuant to Section 9.01.


SECTION 3.11.    Maintenance of Insurance Policies and
                 Errors and Omissions and Fidelity Coverage.

                  (a) (i) The Servicer shall, in accordance with Section 3.04, monitor compliance by the Lessees with their requirements under the Leases to maintain fire and hazard insurance, public liability and other insurance required by the Leases. If the Servicer determines that insurance is not being maintained in accordance with the terms of any Lease, the Servicer shall notify the Borrower and shall make a demand upon the related Borrower to cause to be maintained insurance in accordance with the related Lease or if such Lease is no longer in full force and effect, then in accordance with the related Mortgage. In the event that the Servicer deems it necessary or advisable in accordance with the Servicing Standards, the Servicer shall obtain such insurance required to be maintained under the applicable Lease or Mortgage, as the case may be, advancing its own funds if necessary as a Property Protection Advance.

                  (ii) The Servicer, on behalf of the Trustee, shall maintain or cause to be maintained fire and hazard insurance with extended coverage with a Qualified Insurer on each Mortgaged Property whenever it is REO in an amount which is at least equal to the greater of (x) an amount not less than is necessary to avoid the application of any co-insurance clause contained in the related fire and hazard insurance policy and (y) the replacement cost of the improvements which are a part of such Mortgaged Property. In such event, the Servicer, on behalf of the Trustee, shall also maintain or cause to be maintained with respect to such Mortgaged Property (A) public liability insurance with a Qualified Insurer providing such coverage against such risks as is required under the terms of the related Mortgage and (B) such other insurance as shall be consistent with the obligations of the Servicer under Section


                                     III-48

3.01(a). The cost of any such insurance with respect to each Mortgaged Property shall be an expense of the Trust payable out of the REO Account or to the extent such funds are not sufficient, shall be a Property Protection Advance.

                  (iii)Any Insurance Proceeds with respect to a Mortgaged Property received by the Servicer shall be deposited into the Collection Account pursuant to Section 3.07. Any cost incurred by the Servicer in maintaining any insurance pursuant to this Section 3.11 shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.

                  (iv) If any loss occurs which is of a type which is or which would have been covered under any fire and hazard insurance required to be maintained by the Servicer under clauses (i) and (ii) of Section 3.11(a), but was not covered because the Servicer improperly failed to make a Property Protection Advance required to be made hereunder to pay such insurance premium or otherwise failed to perform its obligations with respect to such insurance hereunder, the Servicer will deposit in the Collection Account from its own funds an amount equal to the lesser of: (1) such loss and (2) if any recovery has been obtained under such insurance, the amount equal to any reduction in recovery under a fire and hazard insurance policy required to be maintained under the first sentence of Section 3.11(a)(i) (regardless of when the reduction in recovery occurred); provided (x) such reduction in recovery results from the application of a co-insurance clause in such insurance policy, and (y) if the proceeds of such insurance policy were applied to the restoration and repair of a Mortgaged Property, such Mortgaged Property was not restored to its condition as of the date of this Agreement, reasonable wear and tear excepted, because of such reduction in recovery.

                  (v) The Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under each related insurance policy maintained by it pursuant to this Section 3.11(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder. In addition, the Servicer shall take such steps to cause a Lessee or a Borrower to make timely claims on insurance policies maintained by them (or to obtain payment from them under the terms of the Mortgage Loan Documents in lieu of insurance payments) to the extent it has actual knowledge of an event which would give rise to such claim or obligation and deems such steps necessary or appropriate subject to the servicing standards of Section 3.01(a).

                  (vi) All fire and hazard insurance policies required to be maintained hereunder shall name the Trustee as loss payee.

                  (b) (i) The Servicer shall maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage lenders and loan servicers. The Servicer shall be deemed to have complied with the provision set forth in the immediately preceding sentence if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such fidelity bond shall provide that such bond may not be canceled by the provider thereof without thirty days' prior written notice to the Trustee. So long as the long-term debt or deposit obligations of the Servicer or a parent of the Servicer are rated at least "A"


                                     III-49

(or an equivalent Rating) by each of the Rating Agencies (or if the Servicer or parent of the Servicer is not rated by Fitch, then if equally rated by each of S&P and Moody's), the Servicer shall be allowed to provide self-insurance with respect to a fidelity insurance policy so long as such long-term debt or deposit rating with respect to it is maintained. In the event that there shall not have been maintained a fidelity policy and there shall have been a loss to the Trust which would have been covered by such policy, the Servicer shall deposit in the Collection Account the amount that otherwise would have been payable under the policy. If the Servicer's long-term debt or deposit rating falls below such standards, the Servicer will be required to obtain and maintain a fidelity insurance policy pursuant to the foregoing requirements.

                  (ii) In addition to the Servicer's obligations set forth in paragraph (i) of this Section 3.11(b), the Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its obligations to service the Mortgage Loan hereunder. Only for so long as the long-term debt or deposit obligations of the Servicer or a parent of the Servicer are rated at least "A" (or an equivalent rating) by each of the Rating Agencies (or if such obligations of the Servicer are not rated by Fitch, then if equally rated by each of S&P and Moody's) the Servicer shall be allowed to provide self-insurance with respect to an errors and omissions insurance policy. In the event that there shall not have been maintained an errors and omissions policy and there shall have been a loss to the Trust which would have been covered by such policy, the Servicer shall deposit in the Collection Account the amount that otherwise would have been payable under the policy. If the Servicer's long-term debt or deposit rating falls below such standards, the Servicer will be required to obtain and maintain an errors and omissions insurance policy pursuant to the foregoing requirements.

                  (iii)Each sub-servicing agreement entered into by the Servicer will require that the sub-servicer engaged pursuant to such sub-servicing agreement maintain at all times a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth in paragraphs (i) and (ii) of this Section 3.11(b), and the Servicer will not agree or consent to any modification or waiver of any such sub-servicing agreement which is inconsistent with the terms of this subparagraph (iii).


                                     III-50

SECTION 3.12.    Assumption Agreements; Enforcement of
                 Due-On-Sale and Due-On-Encumbrance Clause.

                  (a) If a Borrower seeks to sell, convey, pledge, or otherwise transfer or encumber a Mortgaged Property in a manner that is permitted by the Mortgage Loan Documents, the Servicer shall enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, or release the original related Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon. The Servicer shall notify the Trustee that any such assumption or substitution agreement executed by it has been completed by forwarding the original of such agreement to the Trustee. The original of any such agreement executed by the Servicer shall be added by the Trustee to the Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate, the principal amount and the other material payment terms of the Mortgage Loan pursuant to the Note shall not be changed, except as otherwise permitted by
Section 3.22(b). Any fee collected by the Servicer for entering into an assumption or substitution agreement shall be retained by the Servicer as compensation for processing such assumption.

                  (b) If a Borrower seeks to sell, convey, pledge, or otherwise transfer or encumber a Mortgaged Property, other than as permitted by the Mortgage Loan Documents, or take any action in violation of, or if such Borrower requests a waiver of, Paragraph 9 of the related Mortgage, the Servicer shall promptly, after it obtains actual knowledge thereof, (i) formulate a recommended course of action in accordance with the Servicing Standards (the "Recommended Action"); (ii) request the Rating Agencies to confirm in writing that the Recommended Action will not result in the reduction, withdrawal or qualification of the ratings of the Certificates then in effect (any fees to be charged by the Rating Agencies in considering such request, in the event that the Recommended Action is in response to any request of the Borrowers, to be paid by the Borrowers) and take such Recommended Action only to the extent that it receives such written confirmation; and (iii) (if written confirmation has been received by the Rating Agencies as required in (ii) above) send notice of the circumstances relating to the Recommended Action, together with sufficient background information to permit the evaluation of the Recommended Action, to the Trustee for distribution to the Certificateholders, together with a request that the Majority Certificateholders respond to such notice, and shall take such action with respect thereto as shall be directed by the Majority Certificateholders; provided that the failure of the Majority Certificateholders to respond to such notice within 15 Business Days of the date such notice is sent by the Trustee shall be deemed to be the direction by the Majority Certificateholders to the Servicer to undertake the Recommended Action. Any such notice pursuant to the preceding sentence shall include a prominent statement to the effect that failure of the Majority Certificateholders to respond within 15 Business Days of the date such notice is sent by the Trustee shall be deemed to be the direction by the Majority Certificateholders to the Servicer to undertake the Recommended Action. In connection with any such sale, conveyance, pledge or other transfer that the Servicer determines to permit in accordance with the foregoing, the Servicer shall enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, or release the original related Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon. The Servicer shall notify


                                     III-51
the Trustee that any such assumption or substitution agreement executed by it has been completed by forwarding the original of such agreement to the Trustee. The original of any such agreement executed by the Servicer shall be added by the Trustee to the Mortgage File and shall, for all purposes, be considered a part of the Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Interest Rate, the principal amount and the other material payment terms of the Mortgage Loan pursuant to the Note shall not be changed, except as otherwise permitted by Section 3.22(b). Any fee collected by the Servicer for entering into an assumption or substitution agreement shall be retained by the Servicer as compensation for processing such assumption. However, any such amount paid by the Borrowers and so retained by the Servicer shall be netted from any Disposition Fee or Modification Fee payable in connection with such assumption or substitution.

                  (c) Nothing in this Section 3.12 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of the Mortgage Loan, any sale or other transfer of a Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

                  (d) Except as otherwise permitted by Section 3.22, in connection with the taking of, or the failure to take, any action pursuant to this Section 3.12, the Trustee and the Servicer shall not agree to modify, waive or amend any term of the Mortgage Loan or the Note.


SECTION 3.13. Realization Upon Mortgage Loan Default.

                  (a) In the event that the Trustee or the Servicer receives notice, or otherwise obtains actual knowledge, of an event of default (as defined therein) under any Mortgage (a "Mortgage Loan Event of Default") or of a default (including without limitation an event which, with the giving of notice and/or passage of time may become an event of default under any Mortgage) under any Mortgage (a "Mortgage Loan Default"), such party shall give notice of such Mortgage Loan Event of Default or Mortgage Loan Default to the other party and the Servicer shall give notice of such Mortgage Loan Default or Mortgage Loan Event of Default to the Borrowers and each Rating Agency.

                  (b) Subject to Section 3.20(a), the Servicer shall foreclose upon the lien of each Mortgage or otherwise comparably convert the ownership of each Mortgaged Property (or so many of such Mortgage Properties as is necessary to generate proceeds sufficient to satisfy all amounts owed by the Borrowers under the Mortgage Loan Documents) and other collateral securing the Mortgage Loan when there occurs a monetary Mortgage Loan Event of Default and no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.03(a) or 3.20, consistent with the Servicing Standards. The Servicer shall promptly make a Property Protection Advance with respect to the costs of any foreclosure or other proceeding or action undertaken for such purpose, subject to Section 3.03(b).

                                     III-52

                  (c) Notwithstanding any provision to the contrary contained in this Agreement, the Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property as a result of, or in lieu of, foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Trustee, for the Trust or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in- possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of any Environmental Laws, unless the Servicer has previously determined in accordance with the Servicing Standards, based on an Environmental Assessment report prepared by an Independent Person satisfying the requirements set forth in the first sentence of Section 3.13(d), which report indicates that:

                           (i) such  Mortgaged  Property is in  compliance  with
                  applicable Environmental Laws (in the reasonable judgment of such Independent Person based upon all available information) or, if not in compliance, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

                          (ii) there are no Environmental Conditions (in the reasonable judgment of such Independent Person based upon all available information) or, if such circumstances or conditions are present for which any such action could be required, that taking such actions with respect to such Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; provided, however, that in the event that the Servicer is not required to make a Property Protection Advance pursuant to Section 3.13(e), the Servicer shall not, on behalf of the Trust, obtain title to a Mortgaged Property and shall not otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property.

                  In the event that the Environmental Assessment first obtained by the Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable Environmental Laws or that Hazardous Materials may be present but does not definitively establish such fact or quantify, the potential liability, or remediation costs with respect thereto, the Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Servicer shall deem prudent to protect its interests and the interests of Certificateholders. Any such further tests shall be deemed part of the Environmental Assessment obtained by the Servicer for purposes of this Section 3.13(c).

                  (d) The Environmental Assessment contemplated by Section 3.13(c) shall be prepared by any Independent Person who regularly conducts environmental audits for purchasers of commercial property, as determined by the Servicer in a manner consistent with the Servicing Standards. The Servicer shall promptly make a Property Protection Advance to pay the costs of such Environmental Assessment with respect thereto, subject to Section 3.03(b).

                                     III-53

                  (e) If the Majority Certificateholders have not determined that the Environmental Assessment contemplated by Section 3.13(c) indicates that
(i) a Mortgaged Property is in compliance with applicable Environmental Laws, but 100% of Certificateholders determine (as evidenced by written notice to the Trustee and the Servicer) that it is in the best economic interest of the Trust to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, or (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, cleanup or remediation could be required under any currently effective federal, state or local law or regulation (in the reasonable judgment of such Independent Person based upon all available information), but 100% of the Certificateholders determine (as evidenced by written notice to the Trustee and the Servicer) that it is in the best economic interest of the Trust to take such action with respect to the containment, cleanup or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, the Servicer shall take such action as it deems to be in the best economic interest of the Trust, but only if the Trustee has mailed notice (prepared by the Servicer and including a copy of the Environmental Assessment) to Certificateholders of such proposed action (setting forth in reasonable detail the basis for the Servicer's determination pursuant to this Section 3.13(e) and the estimated cost to the Trust of such proposed action), which notice shall be prepared by the Servicer, and has not received, within 30 days of such notification, instructions from any Certificateholder directing the Servicer not to take such action. The Servicer shall be entitled to reimbursement of its reasonable expenses from the Lockbox Account or, to the extent funds in the Lockbox Account are insufficient, the Collection Account in connection with the preparation and delivery of such notice. The Servicer shall promptly make a Property Protection Advance to pay the costs and expenses of such notice, subject to Section 3.03(b).

                  (f) The Servicer shall report to the Internal Revenue Service and to the Borrower, in the manner required by applicable law, the information required to be reported regarding a Mortgaged Property should it become abandoned or foreclosed. The Servicer shall concurrently deliver a copy of any such report to the Trustee for distribution to the Certificateholders.

                                     III-54

SECTION 3.14. Trustee to Cooperate; Release of the Mortgage File.

                  (a)  Upon  the   payment  in  full  of  the   Mortgage   Loan,
satisfaction or discharge in full of the Mortgage Loan or the receipt by the Trustee or the Servicer, as the case may be, of a notification that payment in full of the Mortgage Loan (or such payment, if any, in connection with the satisfaction and discharge in full of the Mortgage Loan) or payment of the Release Payment for any Mortgaged Property has been made or has been escrowed in a manner customary for such purposes, the Trustee shall release such portions of the Mortgage File as the Servicer shall specify to or upon the direction of the Servicer upon the request of the Servicer accompanied by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Lockbox Account or Collection Account pursuant to Sections 3.05 and 3.07, respectively, have been or will be so deposited). If the Servicer or the Trustee incurs any expenses in connection with any instrument of satisfaction or deed of reconveyance and is unable, after reasonable attempts, to obtain repayment for such expenses from a Borrower, the Trustee or the Servicer, as the case may be, shall be entitled to reimbursement for such expenses from the Trust.

                  (b) From time to time upon request of the Servicer and delivery to the Trustee of a Request for Release, the Trustee shall promptly release the Mortgage File (or any portion thereof) designated in such Request for Release to the Servicer. Upon (i) return of such Mortgage File (or portion thereof) from the Servicer to the Trustee or (ii) in the event of a liquidation of the Mortgage Loan or the Mortgaged Properties becoming REO Property, the delivery to the Trustee of a certificate of a Servicer Officer stating that the Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been deposited or that the Mortgage Loan has become REO Property, the Trustee shall release a true and correct copy of the Request for Release to the Servicer with a notation thereon acknowledging receipt of the Mortgage File or the certificate of the Servicer specified in clause (ii) above.

                  (c) Upon written request of the Servicer, the Trustee shall furnish to the Servicer (within 10 Business Days after receipt of such written request) copies of any documents in the Mortgage File in the Trustee's possession.

                  (d) Upon written certification of a Servicer Officer, the Trustee shall, at the expense of the Trust, execute and deliver to the Servicer, or the Servicer may, pursuant to its powers and obligations hereunder, execute and file, any court pleadings or other documents prepared by the Servicer, its agents or attorneys, necessary to the foreclosure in respect of the Mortgaged Properties or to any legal action brought to obtain judgment against a Borrower on the Note or the Mortgages or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Note or such Mortgages or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required, and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of such Mortgages, except for the termination of such a lien upon completion of the foreclosure.

                                     III-55

SECTION 3.15. Compensation of the Servicer.

                  As compensation for its activities hereunder, during any Mortgage Loan Accrual Period in which the Mortgage Loan is not a Specially Serviced Mortgage Loan, the Servicer shall be entitled to the Servicing Fee. The Servicing Fee shall be an obligation of the Trust payable from amounts on deposit in the Collection Account. The Servicer's rights to the Servicing Fee may not be transferred in whole or in part except in connection with the permitted transfer of all of the Servicer's responsibilities and obligations under this Agreement.

                  Instead of the Servicing Fee, for any Mortgage Loan Accrual Period during which the Mortgage Loan is a Specially Serviced Mortgage Loan, the Servicer will be entitled to the Special Servicing Fee. Special Servicing Fees shall not be payable from funds advanced by the Servicer. To the extent that while the Mortgage Loan is a Specially Serviced Mortgaged Loan, funds are not available from the Lockbox Account or otherwise (other than from Monthly Advances) to make full Monthly Payments and to pay the Special Servicing Fee, the Special Servicing Fee shall accrue and shall be payable to the Servicer only upon the cure of the Mortgage Loan Event of Default that caused the Mortgage Loan to become a Specially Serviced Mortgage Loan or from the Liquidation Proceeds derived from such Mortgage Loan. Such accrued Special Servicing Fee shall begin to accrue interest at the Advance Rate from and after the date which is six months following the date on which such Mortgage Loan became a Specially Serviced Mortgage Loan until paid.

                  In addition, if the Mortgage Loan becomes a Specially Serviced
Mortgage Loan the Servicer will be entitled to a "Disposition Fee" equal to 1.00% of the Liquidation Proceeds resulting from (i) a foreclosure of any Mortgaged Properties (net of expenses of the Servicer incurred in such foreclosure which were otherwise reimbursed to the Servicer) or (ii) a sale of the Specially Serviced Mortgage Loan to any person other than a Certificateholder. In addition, if the Mortgage Loan becomes a Specially
Serviced Mortgage Loan and the Mortgage Loan Event of Default that caused the Mortgage Loan to become a Specially Serviced Loan is subsequently cured by virtue of a modification of the Mortgage Loan Documents, the Servicer will be entitled to a "Modification Fee" equal to 0.25% of the then-current Mortgage Loan Principal Balance.

                  The Servicer shall be entitled to receive, as additional compensation, any late payment charges, substitution or assumption fees, modification fees or similar items with respect to the Mortgage Loan, and such amounts shall not be required to be deposited by the Servicer in the Lockbox Account or Collection Account. The Servicer shall also be entitled to receive, as additional compensation, any net interest earned on the Collection Account. The Servicer shall not be entitled to receive any default rate interest with respect to the Mortgage Loan (other than as a payment of interest on Advances), and such amounts shall be deposited by the Servicer in the Collection Account pursuant to Section 3.06(a).

                  The Trustee and the Servicer shall each be entitled to be reimbursed from the Collection Account for all fees and expenses of third parties incurred by it in accordance with Section 3.08, subject to Section 6.03. The Servicer shall deposit such amounts to be reimbursed to the Trustee in the Certificate Account.

                                     III-56

SECTION 3.16. Annual Statement as to Compliance.

                  The Servicer shall deliver to the Rating Agencies and to the Trustee for distribution to the Certificateholders, on or before April 30 of each year, beginning with April 30, 1997, an Officers' Certificate stating, as to each signatory thereof, (i) that a review of the activities of the Servicer during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, it has fulfilled all of its obligations under this Agreement throughout such year (or such shorter period) in all material respects, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, and (iii) to the extent any servicing of the Mortgage Loan is being conducted by a sub-servicer that, to the best of such officer's knowledge, each such sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof.


SECTION 3.17. Reports by Independent Public Accountants.

                  The Servicer at its own expense shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer, the Trustee and each Rating Agency, on or before April 30 of each year, commencing with April 30, 1997, a report stating that (i) it has obtained from the Servicer a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has maintained an effective internal control system with respect to the servicing of all commercial mortgage loans serviced by the Servicer, including the Mortgage Loan and has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Servicer's servicing of commercial mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such assertion is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report. In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such statement) with respect to those sub-servicers.

                                     III-57

SECTION 3.18. Access to Certain Documentation.

                  Each of the Trustee and the Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Trustee or the Servicer, as the case may be. Nothing in this Section 3.18 shall detract from the obligation of the Trustee and the Servicer to observe any applicable law prohibiting disclosure of information with respect to the Borrowers, and the failure of the Trustee or the Servicer to provide access as provided in this Section 3.18 as a result of such obligation shall not constitute a breach of this Section 3.18.


SECTION 3.19. Title and Management of the Mortgaged Property as REO Property or Held as Debtor-in-Possession.

                  (a) The Servicer shall segregate and hold all funds collected and received in connection with the operation of Mortgaged Properties in the event they (or, in the event of a partial foreclosure or other action with respect to less than all Mortgaged Properties, any such Mortgaged Properties) become REO Properties separate and apart from its own funds and general assets and shall establish and maintain with respect to such REO Properties an account held in trust for the benefit of the Certificateholders in the name of "AMRESCO Management, Inc., in Trust for The Chase Manhattan Bank, as trustee, in trust for the holders of the Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1, REO Account" (the "REO Account"), which account shall be an Eligible Account and shall constitute a part of the Trust Fund, and will account separately for funds received or expended with respect to such REO Properties. All funds in the REO Account may only be invested in Permitted Investments. The income from such Permitted Investments shall be deposited in the REO Account. The Servicer shall not be liable for any losses that result from investing funds in the REO Account in Permitted Investments. The Servicer shall notify the Trustee in writing of the location and account number of the REO Account and shall notify the Trustee prior to any subsequent change thereof.

                  (b) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with REO Properties as are consistent with the Servicing Standards; provided, that the primary purpose of the Servicer in holding such REO Properties shall be the accomplishment of the sale of such REO Properties and the distribution of the proceeds therefrom to the Certificateholders, and not the conduct of a profit-making business, and all of its activities shall be reasonably necessary thereto and consistent therewith. In connection therewith, the Servicer shall deposit or cause to be deposited on a daily basis in the REO Account all revenues received by it with respect to such REO Properties, and shall withdraw therefrom funds necessary for the proper


                                     III-58
operation, management and maintenance of such REO Properties and for other Property Protection Expenses, including but not limited to:

                           (i) all insurance premiums due and payable in respect
                  of such REO Properties;

                           (ii) all real estate taxes and assessments in respect
                  of such REO Properties that may result in the imposition of a lien thereon; and

                           (iii) all costs and  expenses  necessary to maintain,
                  manage or operate such REO Properties.

                  To the extent that amounts on deposit in the applicable REO Account are insufficient for the purposes set forth in clauses (i) through (iii) above, the Servicer shall promptly make a Property Protection Advance with respect thereto, subject to Section 3.03(b).

                  The Servicer may contract with one or more independent contractors for the operation and management of REO Properties, provided that:

                           (A) the terms  and  conditions  of any such  contract
                  shall not be inconsistent herewith;

                           (B) any  such  contract  shall  require,  or shall be
                  administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such REO Properties, including those listed in clauses (i) through (iii) above, and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such independent contractor;

                           (C) none of the  provisions  of this Section  3.19(b)
                  relating to any such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trust or the Trustee on behalf of the Certificateholders with respect to the operation and management of such REO Properties; and

                           (D) the  Servicer  shall be  obligated  with  respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Properties.

                  The  Servicer  shall be entitled  to enter into any  agreement with any independent contractor performing services for it related to its duties and obligations pursuant to this Section 3.19 for indemnification of the Servicer by such independent contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. Fees owed by the Servicer to any independent contractor other than the Servicer shall be payable from amounts on deposit in the REO Account. To the extent that the Servicer makes a determination that amounts on deposit in the REO Account are insufficient to pay


                                     III-59
fees owed by the Servicer to such independent contractor, the Servicer shall promptly make a Property Protection Advance with respect thereto, subject to
Section 3.03(b).

                  (c) On or before  each Due Date  during  which  any  Mortgaged
Property is held as REO Property, the Servicer shall withdraw from the REO Account and deposit into the Collection Account the proceeds and collections received or collected since and including the preceding Due Date to but not including such current Due Date, and reinvestment income thereon, net of expenses; provided, however, the Servicer may retain in the REO Account such portion of such proceeds and collections as may be necessary to maintain in the REO Account sufficient funds for the proper operation, management and maintenance of the Mortgaged Properties, including, without limitation, the creation of reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses. The Servicer shall notify the Trustee of all such deposits made into the Collection Account in the Servicer Remittance Report.

                  (d) Promptly following any acquisition by the Trust of REO Properties, the Servicer may, to the extent it deems it advisable subject to the Servicing Standards, obtain appraisals thereof conducted by an independent appraiser familiar with the area in which such REO Properties are located, at the expense of the Trust, in order to determine the fair market value of such REO Properties and, in the event such appraisals are obtained, shall notify the other parties hereto of the results of such appraisal.

                  (e) To the extent the Servicer takes possession of a Mortgaged Property before it becomes REO Property, the Servicer shall treat the Mortgage Loan as though such Mortgaged Property had become REO Property for purposes of collections and remittances. Without limiting the foregoing, payments of rent or other amounts received with respect to the Mortgage Loan shall be deposited in the REO Account to the same extent as would be the case under the Agreement if such Mortgaged Property had already become REO Property.


                                     III-60

SECTION 3.20. Sale of Mortgage Loan and Mortgaged Properties Held as REO Properties.


                  (a) Subject to Section 3.20(e), the Servicer may purchase the Mortgage Loan (if a Mortgage Loan Event of Default exists) or the REO Properties, at a purchase price permitted pursuant to this Section 3.20 (hereinafter, the "Purchase Price"), and may offer to sell to any Person the defaulted Mortgage Loan or REO Properties, if and when the Servicer determines, consistent with the Servicing Standards, that such a sale would be in the best economic interests of the Trust, but shall, in any event, so sell such REO Properties in as expeditious a manner as possible consistent with the primary purpose of liquidating the assets of the Trust so as to preserve, to the extent possible, the capital of Certificateholders and not with a view to the maximization of profit from the operation and management or sale of such REO Properties. The Servicer shall give the Trustee, who shall notify the Certificateholders not less than five days' prior written notice of the Servicer's intention to (i) purchase the defaulted Mortgage Loan or such REO
Properties at the Purchase Price or (ii) sell the defaulted Mortgage Loan or such REO Properties, in which case the Servicer shall accept the highest bid received from any Person therefor in an amount at least equal to the Purchase Price.

                  In the absence of any such bid but subject to Section 3.20(e), the Servicer shall accept the highest bid received from any Person that is determined by the Servicer to be at least a fair price for the defaulted Mortgage Loan or REO Properties, if the highest bidder is a Person other than an Interested Person, or is determined to be such a fair price by the Trustee, if the highest bidder is an Interested Person. Neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase the defaulted Mortgage Loan or REO Properties pursuant hereto. Notwithstanding anything to the contrary herein, the Servicer shall accept any bid (including any bid by the Trustee, in its individual capacity, or its Affiliates) if so directed by Majority Certificateholders.

                  Unless otherwise directed by Majority Certificateholders, the Servicer shall not be obligated by either of the foregoing paragraphs or otherwise (other than pursuant to the direction of Majority Certificateholders) to accept the highest bid if the Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Servicer may accept a lower bid if it determines, in accordance with the Servicing Standards, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower bid are more favorable).

                  (b) In determining whether any bid received from an Interested Person represents a fair price for the defaulted Mortgage Loan or REO Properties, the Servicer or the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Servicer or the Trustee, as applicable, at the expense of the Trust. In determining whether any bid constitutes a fair price for the defaulted Mortgage Loan or such REO Properties, the Servicer (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, such period and amount of any delinquency on the defaulted Mortgage


                                     III-61

Loan, the physical condition of the Mortgaged Properties securing the defaulted Mortgage Loan or the REO Properties, the state of the local economy and the Trust's obligation to dispose of any REO Property in a manner consistent with the standard in the first paragraph of Section 3.20(a).

                  (c) Subject to the provisions of Section 3.19, the Servicer shall act on behalf of the Trust in negotiating and taking any other action necessary or appropriate in connection with the sale of the defaulted Mortgage Loan or REO Properties, including the collection of all amounts payable in connection therewith. Any sale of the defaulted Mortgage Loan or such REO Properties shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Servicer or the Trust (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust), and, if consummated in accordance with the terms of this Agreement, none of the Servicer, the Depositor or the Trustee shall have any liability to the Trust or any Certificateholder with respect to the purchase price therefor accepted by the Servicer or the Trustee.

                  (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in the Collection Account in accordance with Section 3.07 for distribution to the Certificateholders in accordance with Article IV herein.

                  (e) Prior to taking any action against the Borrower or any Mortgaged Property or before selling or entering into a contract of sale with respect to the defaulted Mortgage Loan or such Mortgaged Properties, pursuant to this Section 3.20, the Servicer shall give written notice of such intended action to the Trustee for distribution to all Certificateholders, but shall take no such action except (i) pursuant to the consent or direction of Majority Certificateholders (which consent or direction may be general in terms and may provide the Servicer with discretion in reaching a satisfactory price or settlement or otherwise), (ii) in the event Majority Certificateholders shall not have objected within 30 days of receipt of such notice or (iii) in the event the Servicer deems immediate action to be necessary to protect the interests of Certificateholders.

                                     III-62

SECTION 3.21. Inspections.

                  The Servicer is required, at its own expense, to inspect or cause the Mortgaged Properties to be inspected on an annual basis. Subject to the Borrowers' rights under the Leases and the rights of the "Owners" (as such term is defined in the Management Agreement) under the Management Agreement, such inspections shall occur only upon 24 hours' prior notice to the Borrower and during normal business hours. The Servicer shall provide to the Trustee and the Depositor, an inspection report following each inspection of a Mortgaged Property disclosing such information as is ordinarily disclosed by commercial mortgage loan servicers and such inspection report shall, in the event any Mortgaged Property is in material noncompliance with the Mortgage Loan Documents, be accompanied by a certificate ("Certificate of Non-Compliance") informing the Trustee of such non-compliance. In the event that the inspection report indicates a condition materially adverse to the interests of the Certificateholders (as evidenced by, and based solely on, a Certificate of Non-Compliance), the Trustee shall provide the Certificateholders with a copy of such Certificate of Non-Compliance. All inspection reports shall be sent to the Certificateholders by the Trustee upon written request therefor.


SECTION 3.22.   Exercise of Discretion; Modifications,
                Waivers, Amendments and Consents.

                  (a) In the event that the Servicer, in exercising the rights and performing the responsibilities of the Trustee as successor to the Originator under the Mortgage Loan Documents, is required to exercise discretion in determining a course of action under any section of any Mortgage Loan Document, the Servicer shall: (i) to the extent that any such discretion concerns either non-material matters or ministerial matters (in the nature of verifying any information provided by the Borrowers, determining whether the form of any document delivered by the Borrowers is acceptable or other similar matters), the Servicer shall exercise its own discretion in accordance with the Servicing Standards; and (ii) to the extent that such discretion concerns matters not meeting the description in clause (i) above, the Servicer shall formulate a Recommended Action in accordance with the Servicing Standards and request the Rating Agencies to confirm in writing that the Recommended Action will not result in the reduction, withdrawal or qualification of the ratings of the Certificates then in effect (any fees to be charged by the Rating Agencies in considering such request, in the event that the Recommended Action is in response to any request of the Borrowers, to be paid by the Borrowers) and take such Recommended Action only to the extent that it receives such written confirmation. The Servicer shall have no liability to the Trust Fund, the
Certificateholders or any other Person for errors in judgment in the determination of a course of action in accordance with the procedures outlined in this Section 3.22, so long as such determination was made in good faith.

                  (b) Unless the Mortgage Loan is in default or default with respect thereto is reasonably foreseeable, the Servicer shall not approve or consent to any modification or amendment to, or waiver or consent under, any Mortgage Loan Document (other than a ministerial matter described in Section 3.22(a)(i)) unless the requesting party shall have provided, at its expense, an

                                     III-63

Opinion of Counsel (a copy of which shall be furnished to the Trustee and to Certificateholders) to the effect that such modification, waiver or amendment would not be a "significant modification" of the Mortgage Loan under Section 1001 of the Code and Section 1.1001-3 of the Treasury Regulations.

                  (c) The Servicer shall not, without the consent of Certificateholders holding 100% of the beneficial interest in the Trust, permit the Trustee to enter into any modification of the Mortgage Loan Documents resulting in the extension of the Maturity Date by more than six months. It is a condition to such extension that all funds that would otherwise be remitted to the Borrowers from the Lockbox Account pursuant to Section 3.06(b) hereof shall be instead applied in reduction of the principal balance of the Note.


SECTION 3.23. Cap Agreement Administration.

                  (a) The Servicer shall monitor compliance with all obligations of the Borrowers, and seek the enforcement of all of the Borrowers' rights, under each Cap Agreement. The Servicer shall, pursuant to the Assignment of Interest Rate Cap Agreement, collect all payments due under each Cap Agreement and shall deposit such payments in the Lockbox Account.

                  (b)  If  the  Cap  Counterparty  Default  occurs  under  a Cap
Agreement, or any substitute cap agreement then in place, and as a result thereof the Cap Counterparty, or substitute cap counterparty, as applicable, is obligated to pay any Settlement Amount to the Borrowers thereunder, the Servicer shall collect such Settlement Amount pursuant to the applicable Assignment of Interest Rate Cap Agreement. The Servicer shall request that the Borrowers enter into a substitute cap agreement having substantially the same terms as the Cap Agreement with a substitute cap counterparty having the same ratings as the Cap Counterparty and shall apply the Settlement Amount as an up-front payment, as and if necessary, required to be made to the substitute cap counterparty in connection with the execution of such agreement. To the extent that the Servicer receives the Settlement Amount prior to the date on which it is required to pay such Settlement Amount to a substitute cap counterparty, the Servicer shall deposit such Settlement Amount into the Lockbox Account, pending payment of such amount to the substitute cap counterparty. If any Settlement Amount so paid by the Cap Counterparty, or substitute cap counterparty, as applicable, exceeds the amount of up-front payment payable to the substitute cap counterparty under the substitute cap agreement, then the excess shall be deposited into the Lockbox Account. If the Settlement Amount so paid by the Cap Counterparty or substitute cap counterparty, as applicable, is not sufficient to pay the amount of the up-front payment payable with respect to a substitute cap agreement having substantially the same terms as the Cap Agreement with a substitute cap counterparty having the same ratings as the Cap Counterparty, the Servicer shall identify the substitute cap agreement, if any, which, while having terms materially different from the related Cap Agreement or being with a substitute cap counterparty having ratings below those of the Cap Counterparty, in its good faith judgment in accordance with the Servicing Standards, provides the best security for the repayment of the Mortgage Loan of all substitute cap agreements available that do not require an up-front payment in excess of the amount of the


                                     III-64

Settlement Amount. The Servicer shall send notice to the Trustee for distribution to the Certificateholders, with a copy to the Rating Agencies, either recommending the purchase of such substitute cap agreement or recommending that the Settlement Amount be applied in reduction of the principal balance of the Note, together with sufficient background information to permit the evaluation of the such action, by the Certificateholders, together with a request that the Majority Certificateholders respond to such notice, and shall take such action with respect thereto as shall be directed by the Majority Certificateholders; provided that the failure of the Majority Certificateholders to respond to such notice within 15 Business Days of the date such notice is sent by the Trustee shall be deemed to be the direction by the Majority Certificateholders to the Servicer to undertake such recommended action. Any such notice pursuant to the preceding sentence shall include a prominent statement to the effect that failure of the Majority Certificateholders to respond within 15 Business Days of the date such notice is sent by the Trustee shall be deemed to be the direction by the Majority Certificateholders to the Servicer to undertake such recommended action.


SECTION 3.24. Reports to the Trustee; Collection Account Statements.

                  (a) The Servicer shall deliver to the Trustee no later than 12:00 noon New York time on each Remittance Date, the Servicer Remittance Report with respect to the related Distribution Date, including a written statement of anticipated Monthly Advances for the related Distribution Date.

                  (b) For so long as the Servicer makes deposits into and withdrawals from the Collection Account, not later than fifteen days after each Remittance Date, the Servicer shall forward to the Trustee a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on such Remittance Date and showing the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.07 and each category of withdrawal specified in
Section 3.08 since the Remittance Date prior to such Remittance Date. The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Servicer solely relating to the Mortgage Loan and the performance of its duties hereunder.

                  (c) The Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Servicer pursuant to this Agreement.



                                     III-65

                                   ARTICLE IV

                       DISTRIBUTIONS TO CERTIFICATEHOLDERS


SECTION 4.01. Distributions.

                  (a) On each Distribution Date the Trustee shall distribute to each Certificateholder of record on the immediately preceding Record Date such Certificateholder's pro rata share of all amounts remaining in the Certificate Account after permitted withdrawals therefrom pursuant to Sections 3.10 (a) and
(b).  Any  amounts  remaining  on  deposit  in the  Certificate  Account,  after permitted withdrawals therefrom pursuant to Sections 3.10 (a) and (b), in the nature of interest paid on the Mortgage Loan shall be distributed to Certificateholders as interest on the Certificates and any such amounts in the nature of principal on the Mortgage Loan (or other amounts applied to the reduction of the principal balance of the Mortgage Loan in accordance with the Mortgage Loan Documents) shall be applied in reduction of the Certificate Principal Balance of the Certificates.

                  (b) With the exception of the final distribution in respect of a Certificate, distributions pursuant to this Section 4.01 will be made by the Trustee, without the presentation or surrender of such Certificate or the making of any notation thereon, by (i) wire transfer of immediately available funds to an account of such Certificateholder maintained in the United States at any bank or other entity having appropriate facilities for receiving such a wire transfer, provided (A) such Certificateholder has provided the Trustee with wire instructions in writing at least five Business Days before the related Record Date and (B) such Certificateholder shall be the holder of not less than 5% of the aggregate Certificate Principal Balance of the Certificates, or (ii) check mailed by first class mail to such Certificateholder at the address set forth in the Certificate Register. The final distribution on a Certificate will be made after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of such Certificate at the Corporate Trust Office or such other location specified in such notice.

SECTION 4.02. Statements to Certificateholders.

                  (a) On each Distribution Date the Trustee shall prepare and forward by mail to each Certificateholder, with copies to the Servicer, a statement as to distributions made to Certificateholders after the preceding Distribution Date and on or before such current Distribution Date setting forth
(i) the amount of such distributions allocable to the reduction of the Certificate Principal Balance; (ii) the Certificate Principal Balance after giving effect to (i) above; (iii) the amount of such distributions allocable to interest; (iv) the amount of the Servicing Fee, Special Servicing Fee, Modification Fee and Disposition Fee paid (or, in the case of Special Servicing Fees, accrued) to the Servicer with respect to such Distribution Date; (v) the amount of the Trustee Fee received by the Trustee with respect to such Distribution Date; (vi) the amount of any Monthly Advance made by the Servicer on the Remittance Date; (vii) the amount of any Property Protection Advance made by the Servicer since the prior Distribution Date; (viii) the amount of any Nonrecoverable Advances (together with interest thereon at the Advance Rate) reimbursed to the Servicer on such Distribution Date; and (ix) the nature and amount of any other distributions and such other customary information as the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns or as may be required by the Code and applicable Treasury regulations. The Trustee shall file with the Internal Revenue Service and furnish to Certificateholders such of the foregoing information as may be required by the Code at the time or times and in the manner required thereby.

                  (b) The Trustee will cause to be furnished, within a reasonable time after the end of each calendar year (or more frequently if reasonably requested), to each Certificateholder at any time during such year, information regarding the amount of Trustee Fees and servicing compensation received by the Trustee and the Servicer, respectively, or other expenses, if any, that are paid by the Trust, and such other customary information as the Trustee deems necessary or desirable to enable Certificateholders to prepare their federal income tax returns or as may be required by the Code and applicable Treasury regulations. The obligations of the Trustee in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

                  (c) Subject to Section 10.09, the Servicer shall use reasonable efforts to cause the Borrowers to deliver the financial reports required by Sections 16(a) and 16(b) of each Mortgage and shall forward copies of all such reports to the Trustee. The Trustee shall deliver copies of all such reports to the Rating Agencies, and the reports required pursuant to Sections 16(a) and 16(b)(ii) and (iii) of each Mortgage to Certificateholders, within 3 Business Days following its receipt thereof.

SECTION 4.03. Monthly Advances.

                  (a) On each Remittance Date on or prior to the Maturity Date, the Servicer shall make a Monthly Advance, by deposit into the Certificate Account, equal to the Monthly Payment due on the Mortgage Loan on the related Due Date, to the extent that the amount transferred from the Lockbox Account to the Collection Account pursuant to Section 3.06(a) is less than the amount of such Monthly Payment (net of an amount equal to the product of (i) the product of (x) a fraction equal to the number of days elapsed in such preceding Mortgage Loan Accrual Period divided by 360 and (y) the Servicing Fee Rate and (ii) the principal balance of the Mortgage Loan on which interest accrued during such previous Mortgage Loan Accrual Period). On each Remittance Date on or following the Maturity Date (through liquidation of the Mortgage Loan), if the Maturity Date Payment has not been received by the Servicer, the Servicer shall make a Monthly Advance in the amount by which (i) the interest which would have accrued at the Mortgage Interest Rate on the outstanding principal balance of the Mortgage Loan under the terms of the Note since the Due Date prior to the related Due Date, assuming the Maturity Date had not occurred and assuming a Mortgage Interest Rate calculated pursuant to the Note based on the then-current level of the LIBOR Rate (as defined in the Note) (the "Assumed Interest Accrual Amount") exceeds (ii) the amount transferred from the Lockbox Account to the Collection Account pursuant to Section 3.06(a).

                  (b) Any amount advanced by the Servicer pursuant to Section 4.03(a) shall constitute a Monthly Advance for all purposes of this Agreement and the Servicer shall be entitled to reimbursement thereof from the Collection Account pursuant to Section 3.08(e), or if such Monthly Advance is deemed to be a Nonrecoverable Advance, pursuant to Section 3.08(c), in either case, together with interest thereon at the Advance Rate.

                  (c) The Servicer shall not be obligated to make a Monthly Advance on any date on which a Monthly Advance is otherwise required to be made by this Section 4.03 if the Servicer determines that such advance will be a Nonrecoverable Advance. The Trustee shall be entitled to rely, conclusively, on any determination by the Servicer that a Monthly Advance, if made, would be a Nonrecoverable Advance. The Trustee, as successor Servicer, in determining whether or not a Monthly Advance previously made is, or a proposed Monthly Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Servicer hereunder.


SECTION 4.04. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding.

                                    ARTICLE V
                                THE CERTIFICATES


SECTION 5.01. The Certificates.

                  (a) The Certificates will be substantially in the form annexed hereto as Exhibit A. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Certificates will be issuable only in minimum Denominations of authorized initial Certificate Principal Balance of not less than $10,000, and in integral multiples of $1,000 in excess thereof. With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (a) set forth on the face thereof or (b) set forth on a schedule attached thereto or, (c) in the case of any beneficial interest in a Book-Entry Certificate, the interest of the related Certificate Owner in the Certificates as reflected on the books and records of the Depository or related Depository Participants, as applicable,
(ii) expressed in terms of initial Certificate Principal Balance, and (iii) be in an authorized denomination, as set forth above. The Book-Entry Certificates will be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Certificate Owners will hold interests in the Book-Entry Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations as set forth above. No Certificate Owner of a Book-Entry Certificate will be entitled to receive a Definitive Certificate representing its interest the Certificates, except as provided in Section 5.03 herein. Unless and until Definitive Certificates are issued in respect of the Book-Entry Certificates, beneficial ownership interests in such Certificates will be maintained and transferred on the book-entry records of the Depository and Depository Participants, and all references to actions by Holders of such Certificates will refer to action taken by the Depository upon instructions received from the related registered Holders of Certificates through the Depository Participants in accordance with the
Depository's   procedures  and,  except  as  otherwise  set  forth  herein,  all references herein to payments, notices, reports and statements to Holders of such Certificates will refer to payments, notices, reports and statements to the Depository or its nominee as the registered Holder thereof, for distribution to the related registered Holders of Certificates through the Depository Participants in accordance with the Depository's procedures.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, is hereby initially appointed Certificate Registrar with power to act on the Trustee's behalf in the authentication and delivery of the Certificates in connection with transfers and exchanges as herein provided. If The Chase Manhattan Bank resigns or is removed as Trustee in accordance with the terms hereof, The Chase Manhattan Bank shall be entitled to immediately resign as Certificate Registrar by giving written notice thereof to the Trustee and the Servicer.


SECTION 5.02. Registration of Transfer and Exchange of Certificates.

                  (a) The Certificate Registrar shall keep a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of transfers and exchanges of Certificates as herein provided. The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register; provided, however, in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of Certificate Owners. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Servicer, the Trustee and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at its Corporate Trust Office, if the Trustee is the Certificate Registrar (the "Registrar Office") together with an assignment and transfer (executed by the Holder or his duly authorized attorney). Subject to the requirements of Sections 5.02(b), the Trustee shall execute and the Certificate Registrar shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination as the Definitive Certificate being surrendered. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e). Each Certificate surrendered for registration of transfer shall be canceled, and the Certificate Registrar shall hold such canceled Certificates in accordance with its standard procedures.

                  (b) Subject to compliance with the provisions regarding the sale, transfer or assignment of any Certificate under Section 5.09(a), upon surrender for registration of transfer of any Certificate (and, with respect to any transfer, upon compliance with any provisions of this Agreement relating to such Transfer) held in physical certificate form at the office of the Certificate Registrar or at the office of its agent in the City of New York, the Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Certificates of authorized denominations of a like aggregate Percentage Interest and dated the date of authentication by the Certificate Registrar.

                  (c) Subject to the  restrictions  on transfer and exchange set forth in this Section 5.02 and Section 5.09, the Holder of any Definitive Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized denomination) by surrendering such Certificate at the Registrar Office or at the office of any successor Certificate Registrar or transfer agent appointed by the Certificate Registrar, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Following a proper request for transfer or exchange, within five Business Days of such request if made at such Registrar Office, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), the Trustee shall execute and the Certificate Registrar shall deliver at such Registrar Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a Definitive Certificate or Certificates, as the case may require, for a like aggregate Denomination and in such Denomination or Denominations as may be requested. The presentation for transfer or exchange of any Definitive Certificate shall not be valid unless made at the Registrar Office or at the office of a transfer agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Definitive Certificate during the period of 15 days preceding any Distribution Date.

                  (d) The Certificate Registrar shall provide the Servicer and the Depositor with an updated copy of the Certificate Register upon request.

                  (e) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

                  (f) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Trustee's retention policy then in effect, all Certificates surrendered for registration of transfer or exchange and shall upon written request certify to the Trustee or the Depositor as to such retention or destruction.


SECTION 5.03. Book-Entry Certificates.

                  (a) The Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in subsection (c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in
Section 5.02(c) above or subsection (c) below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (b) The Trustee, the Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor,
(ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository, or (iii) the Trustee determines that Definitive Certificates are required in accordance with the provisions of Section 5.03(e), the Certificate Registrar shall notify the affected Certificate Owners, through the Depository with respect to all or any portion of the Certificates, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Depository or any custodian acting on behalf of the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, within five Business Days of such request if made at the Registrar Office, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), the Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Servicer, the Trustee and the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any of the Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise voting rights with respect to, and to transfer and exchange such Definitive Certificates.

                  (d) The Book-Entry Certificates (i) shall be delivered by the Certificate Registrar to the Depository, or pursuant to the Depository's instructions, and shall be registered in the name of Cede & Co., and (ii) shall bear a legend substantially to the following effect:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to
                  such  other   entity  as  is   requested   by  an   authorized
                  representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  The Book-Entry Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

                  (e) If the Trustee has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of all or any portion of the Certificates evidenced by Book-Entry Certificates, the Trustee may in its sole discretion determine that such Certificates shall no longer be represented by such
Book-Entry  Certificates.  In such  event,  the  Trustee  will  execute  and the
Certificate Registrar will authenticate and deliver, in exchange for such Book-Entry Certificates, Definitive Certificates in a Denomination equal to the aggregate Denomination of such Book-Entry Certificates to the party so requesting such Definitive Certificates. In such event, the Trustee shall notify the affected Certificate Owners and make appropriate arrangements for the effectuation of the purpose of this clause.

                  (f) Upon acceptance for exchange or transfer of a beneficial interest in a Book- Entry Certificate for a Definitive Certificate, as provided herein, the Certificate Registrar shall endorse on a schedule affixed to the related Book-Entry Certificate (or on a continuation of such schedule affixed to such Book-Entry Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Book- Entry Certificate equal to the Denomination of such Definitive Certificate issued in exchange therefor or upon transfer thereof.

                  (g) If a Holder of a Definitive Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Book-Entry Certificate, such transfer may be effected only in accordance with this Section 5.03(g). Upon receipt by the Certificate Registrar at the Registrar Office of (i) the Definitive Certificate to be transferred with an assignment and transfer pursuant to
Section 5.02(a), (ii) written instructions directing the Certificate Registrar to credit or cause to be credited to another account a beneficial interest in the related Book-Entry Certificate, in an amount equal to the Denomination of the Definitive Certificate to be so transferred, (iii) a written order containing information regarding the account to be credited with such beneficial interest, and (iv) a Transferee Certificate, the Certificate Registrar shall cancel such Definitive Certificate, the Trustee shall execute and the Certificate Registrar authenticate and deliver a new Definitive Certificate for the Denomination of the Definitive Certificate not so transferred, registered in the name of the Holder or the Holder's transferee (as instructed by the Holder), and the Certificate Registrar shall instruct the Depository or the custodian holding such Book-Entry Certificate on behalf of the Depository to increase the

Denomination of the related Book-Entry Certificate by the Denomination of the Definitive Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a corresponding Denomination of such Book-Entry Certificate.


SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee or the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be reasonably required by them to save each of them harmless (the unsecured agreement to indemnify the Depositor or of any successor Certificateholder which is an institutional investor being sufficient for such purpose), then, in the absence of actual knowledge by a Responsible Officer of the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


SECTION 5.05. Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Certificate Registrar, and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.01 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder", and neither the Trustee, the Certificate Registrar, nor any agent of any of them shall be affected by notice to the contrary.


SECTION 5.06. Access to Certificateholders' Names and Addresses.

                  (a) If any Certificateholder (an "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, at the expense of such Applicant, within ten Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Distribution Date.

                  (b) Every Certificateholder, by receiving and holding such list, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.


SECTION 5.07. Actions of Certificateholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this
Section 5.07.

                  (b)   The   fact   and   date   of   the   execution   by  any
Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (d) The Trustee may require such additional proof of any matter referred to in this Section 5.07 as it shall deem necessary.


SECTION 5.08. Certificate Legend.

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable state securities laws, each Certificate will also bear the following legend:

                  THIS CERTIFICATE WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION
                  REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 5.03 AND 5.09 OF THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE

                  CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER.

                  In addition to the legend  required  under this Section  5.08,
each  Certificate  may  also  bear  a  legend  describing   additional  transfer
restrictions.


SECTION 5.09. Offer, Sale, Pledge or Other Transfer; Rule 144A Information.

                  (a) (i) No offer, sale, pledge or other transfer by any Holder of any Certificates shall be made unless the registration requirements of the 1933 Act, and any applicable state securities laws are complied with, or such offer, sale, pledge or other transfer is exempt from the registration requirements under the 1933 Act and such applicable state securities laws.

                    (ii) Any Holder of a Certificate may offer, sell, pledge or otherwise transfer such Certificate only (A) to a person that it reasonably believes is a "Qualified Institutional Buyer" (as such term is defined under Rule 144A of the 1933 Act) that purchases such Certificate for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale, pledge or other transfer is being made in reliance upon Rule 144A of the 1933 Act, (B) to an institution that is an "Accredited Investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act that is acquiring such Certificate for investment purposes and not for distribution or (C) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder or pursuant to any other available exemption from the registration requirements of the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States.

                    (iii) If a transfer of any Definitive Certificate is to be made without registration under the 1933 Act, then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) in the case of clauses (A) and (B) of Section 5.09(a)(ii) above, from the transferee or a U.S. registered broker-dealer on the transferee's behalf, a transferee certificate (a "Transferee Certificate") in the form attached to each Certificate and (2) in the case of a transfer pursuant to clause (C) of Section 5.09(a)(ii) above, the Trustee shall require delivery of an unqualified Opinion of Counsel satisfactory in form and substance to the Trustee, to the effect that the transfer of the Certificate is exempt from the registration requirements of the 1933 Act and shall not subject the Trust Fund to registration under the Investment Company Act of 1940, as amended, together with such Officers' Certificates as shall be reasonably required in connection with such Opinion of Counsel. The expense of any such Opinion of Counsel shall be an expense of the seller or purchaser of the Certificate, and shall not be an expense of the Trust Fund, the Trustee, the Servicer, either Borrower or the Depositor.

                    (iv) If a transfer of any Book-Entry Certificate is to be made without registration under the 1933 Act, a Certificate Owner desiring to effect a transfer is required to obtain from such prospective transferee (x) in the case of transfers described in clause (A) and (B) of Section 5.09(a)(ii) above, a Transferee Certificate, or (y) in the case of transfers described in clause (C) of Section 5.09(a)(ii) above, an unqualified Opinion of Counsel satisfactory to such Certificate Owner to the effect that such transfer may be made without registration under the 1933 Act and shall not subject the Trust Fund to registration under the Investment Company Act of 1940, as amended, together with such Officers' Certificates as shall be reasonably required in connection with such Opinion of Counsel. The expense of any such Opinion of Counsel shall be an expense of the seller or purchaser of the Certificate, and shall not be an expense of the Trust Fund, the Trustee, the Servicer or the Depositor. In the case of any purported transfer of an interest in a Book-Entry Certificate in connection with which such Certificate Owner shall not have been provided the requisite Transferee Certificates or Opinions of Counsel, the transferee will nonetheless be deemed to have made the representations and warranties set forth in the Transferee Certificate.

                  (b) The Holder of any Certificates desiring to effect such offer, sale, pledge or other transfer shall, and does hereby agree to, indemnify the Trust, the Trustee, the Certificate Registrar, the Depositor, the Servicer, the Borrower, the Lessee or an Affiliate or any of the foregoing and any agent acting on behalf of the Trustee against any liability that may result if such offer, sale, pledge or other transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Depositor nor the Trustee nor the Certificate Registrar is under any obligation to register any Certificates under the 1933 Act or any other securities law.

                  (c) So long as any of the Certificates remain outstanding, the Trustee will make available, or cause to be made available, upon request, to any registered Holder and any Qualified Institutional Buyer to whom such Certificate may be offered or sold by such Holder, information with respect to the Trustee, the Servicer, the Certificates or the Mortgage Loan required to allow the offer, sale, pledge or other transfer of such Certificate pursuant to Rule 144A under the 1933 Act.

                                   ARTICLE VI
                         THE DEPOSITOR AND THE SERVICER


SECTION 6.01. Liability of the Depositor and the Servicer.

                  The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.


SECTION 6.02. Merger or Consolidation of the Servicer.

                  (a) Subject to subsection (b) of this Section 6.02, the Servicer will keep in full effect its existence, rights and good standing as a corporation under the laws of the state of its formation and will be in compliance with the laws of the State of Texas to the extent such compliance is necessary to perform its obligations in accordance with the terms of this Agreement.

                  (b) The Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 6.03.    Limitation on Liability of the
                 Depositor, the Servicer and Others.

                  Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement (at the direction of the Majority Certificateholders or otherwise), or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer pursuant to Section 3.01 or any other Section hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust from and against any loss, liability or expense incurred in connection with any legal action (including the reasonable compensation  and the  expenses  and  disbursements  of its  counsel  and of all persons not regularly in its employ) relating to this Agreement or the Certificates (at the direction of the Majority Certificateholders or otherwise), other than any loss, liability or expense: (i) incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder; or (ii) incurred in connection with any violation by it of any state or federal securities law. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Servicer's obligations under Section 3.01(a)) shall be expenses, costs and liabilities of the Trust, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account pursuant to Section 3.08; provided, however, that the Trustee shall be under no duty to recalculate or otherwise verify the amount of such reimbursement. Notwithstanding anything herein to the contrary, this Section 6.03 shall survive the termination or maturity of this Agreement.


SECTION 6.04. Limitation on Resignation of the Servicer.

                  The Servicer may not assign its rights and delegate its duties and obligations under this Agreement (other than pursuant to Section 3.01(b)).

                  The Servicer shall not resign from its obligations and duties hereby imposed on it without the approval of the Majority Certificateholders, which approval shall not be unreasonably withheld, provided that no such resignation shall become effective until a successor Servicer which is an established mortgage loan servicing institution that is rated "A" or higher by the Rating Agencies or is otherwise included on the list of approved servicers maintained by S&P and acceptable to Fitch (as evidenced by written confirmation from Fitch that the appointment of such successor Servicer will not result in a withdrawal, downgrade or qualification of the then-current ratings of the Certificates) and having a net worth of not less than $25,000,000 shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder.


SECTION 6.05.   Rights of the Depositor and the
                Trustee in Respect of the Servicer.

                  The Servicer shall afford the Depositor and the Trustee, upon reasonable notice and upon reimbursement of its reasonable out-of-pocket expenses, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request by the Depositor or the Trustee, the Servicer shall furnish to the Depositor and the Trustee the most recent financial statements of its ultimate parent AMRESCO, INC., which have been made public. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of such Person hereunder or exercise its rights hereunder, provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer (except to the extent it is itself the Servicer) and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                                   ARTICLE VII
                                     DEFAULT


SECTION 7.01. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events:

                             (i) (a) any failure by the Servicer to deposit into
                  the Certificate Account on the Remittance Date any amount required to be so remitted by the Servicer from the Collection Account, (b) any failure by the Servicer to deposit into the Collection Account the amounts required to be deposited therein at the time deposit thereof is required and the failure of the Servicer to remit excess amounts to the Borrowers from the Lockbox Account as required under the Lockbox Agreement, or (c) any failure by the Servicer to make a Servicing Advance in the amount and at the time required under this Agreement; or

                            (ii) any failure on the part of the Servicer to duly
                  observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement which continues unremedied for a period of 45 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, the Trustee or the Majority Certificateholders; or

                           (iii) a  decree  or order  of a court  or  agency  or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                            (iv) the Servicer  shall consent to the  appointment
                  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of, or relating to, the Servicer, as the case may be, or of, or relating to, all or substantially all of its property; or

                             (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                            (vi) any representation or warranty made by the Servicer in this Agreement proves to have been incorrect in any material respect when made and (i) the consequences of such representation or warranty being incorrect are susceptible of

                                     VII-81
                  remedy in all respects, but such consequences are not so remedied within 30 days after the Servicer first becomes aware or is advised that such representation or warranty was incorrect in a material respect or (ii) the consequences of such representation or warranty being incorrect are not susceptible of remedy in all respects; or

                           (vii) the Trustee shall have received  written notice
                  from either Rating Agency that the continuation of the Servicer as Servicer would result in a withdrawal, downgrade or qualification by such Rating Agency of its then-current rating of the Certificates; or

                           (viii) S&P shall remove the Servicer from its list of
                  approved servicers;

then, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Majority Certificateholders the Trustee shall, by notice in writing to the Servicer, terminate all of the Servicer's rights and obligations under this Agreement and in and to the Mortgage Loan and the proceeds thereof, other than any rights it may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and the right to the benefits of Section 6.03 notwithstanding any such termination). On or after the receipt by the Servicer of such written notice, all of its authority and power under this Agreement, whether with respect to the Certificates or the Mortgage Loan or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the defaulting Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loan and related documents, or otherwise. The Servicer agrees in the event it is terminated pursuant to this Section 7.01 to promptly (and in any event no later than ten Business Days subsequent to such notice) provide, at its own expense, the Trustee with all documents and records reasonably requested by the Trustee to enable the Trustee to assume its functions hereunder, and to cooperate with the Trustee and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be or should have been credited by the Servicer to the REO Account or thereafter be received with respect to the Mortgage Loan. All reasonable costs and expenses of the successor Servicer incurred in connection with transferring the Mortgage File to the successor Servicer shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

                                     VII-82

SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be its successor in all respects in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein (including without limitation its right to receive interest on advances) and shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Servicer by the terms and provisions hereof; provided, however, that the Trustee shall be under an affirmative obligation to appoint a successor Servicer and shall use its reasonable best efforts to accomplish that objective, and further provided, however, that any failure to perform such duties or responsibilities caused by the terminated party's failure to provide information or monies required by Section 7.01 shall not be considered a default by such successor hereunder. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen prior to its termination as Servicer. The Trustee shall not be liable for any of the representations and warranties of the Servicer, herein or in any related document or agreement or for any acts or omissions of the predecessor Servicer hereunder. As compensation therefor, the Trustee as successor to the Servicer shall be entitled to the Servicer Fee to which the Servicer would have been entitled if the Servicer had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders so request in writing to the Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that is rated "A" or higher by the Rating Agencies or is otherwise included on the list of approved servicers maintained by S&P and having a net worth of not less than $25,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the assumption by the successor to the Servicer of all its responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loan as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the terminated party hereunder. The Trustee or the Servicer (whichever is not the terminated party) and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The appointment of the Trustee as Servicer or of a successor servicer will not be effective until each Rating Agency has provided written confirmation that such appointment will not result in a downgrade, withdrawal or qualification of the then-current ratings of the Certificates.


SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any  termination of the Servicer  pursuant to Section
7.01 above or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, at the expense of the Trust.

                                     VII-83

                  (b) Upon any  termination of the Trustee  pursuant to Sections
7.01 and 8.07 or appointment of a successor to the Trustee, the Servicer shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, at the expense of the Trust.

                  (c) Within 60 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee, the Trustee shall transmit by mail to all Holders of Certificates notice of such Event of Default, unless such Event of Default shall have been cured or waived.


SECTION 7.04. Other Remedies of Trustee.

                  During the continuance of any Event of Default of the Servicer, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


SECTION 7.05. Waiver of Past Events of Default; Termination.

                  The Majority Certificateholders may, on behalf of all Holders of Certificates, waive any default by the Trustee or the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Collection Account in the case of the Servicer or in making any required deposits to or payments from the REO Account in the case of the Servicer, or in remitting payments as received to the Trustee by the Servicer, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


                                     VII-84

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE


SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are on their face in the form required by this Agreement (it being understood and agreed that the Trustee shall be required only to determine whether such resolutions, certificates, statements, opinions, reports, documents, orders or other instruments are on their face in the form required by this Agreement and shall not be responsible for the accuracy or content of the information contained in any such resolution, certificate, statement, opinion, report, document, order or other instrument). If any such instrument is found on its face not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

                  The Trustee shall not be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment. Subject to Section 8.02, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct; provided, however, that:

                             (i) prior to the occurrence of an Event of Default,
                  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, reports or opinions furnished to the Trustee that conform to the requirements of this Agreement;

                            (ii) the Trustee shall not be personally liable for an error of judgment made


                                     VIII-85
                  in  good  faith  by  a  Responsible   Officer  or  Responsible
                  Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall have the right to contact the
                  Certificateholders for the purpose of requesting directions concerning any of its duties hereunder and shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Certificateholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                            (iv) the Trustee shall not be charged with knowledge
                  of any failure by the Servicer to comply with the obligations of the Servicer referred to in clause (i) or clause (ii) of
                  Section 7.01,  or of any breach  referred to in clause (vi) of
                  Section 7.01, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or breach.

                  The Trustee will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to discharge any mortgage, pledge, lien, charge, security interest or other encumbrance on any part of the Trust or the Trust Fund arising as a result of (i) claims against the Trustee in its individual capacity in any case not related to this Agreement or any Mortgage Loan Document or the transactions contemplated hereby or thereby, (ii) acts of the Trustee in its individual capacity not contemplated or permitted by this Agreement or any Mortgage Loan Document or (iii) taxes relating to or arising out of fees or other amounts payable to the Trustee in its individual capacity hereunder.


SECTION 8.02. Certain Matters Affecting the Trustee.

                  (a)      Except as otherwise provided in Section 8.01:

                             (i) The Trustee may request and  conclusively  rely
                  upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, written advice of counsel, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                            (ii) The Trustee may  consult  with  counsel and any
                  written advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

                           (iii) The  Trustee  shall be under no  obligation  to
                  exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any

                                     VIII-86
                  litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default by the Servicer of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                            (iv) Neither the Trustee nor any of its directors, officers, employees, Affiliates or agents shall be personally liable for any action taken, suffered or omitted by the Trustee in good faith and reasonably believed by the Trustee to be authorized or within the discretion or rights or powers conferred upon the Trustee by this Agreement;

                             (v) Prior to the  occurrence of an Event of Default
                  by the Servicer hereunder and after the curing or waiver of all Events of Default by the Servicer which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or any other paper or document presented to it by the Servicer, unless requested in writing to do so by the Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; and the reasonable expense of every such investigation shall be paid by the Servicer if an Event of Default shall have occurred and be continuing relating to the Servicer, and otherwise by the Certificate holders requesting the investigation;

                            (vi) The  Trustee  may  execute any of the trusts or
                  powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys (individually, an "Agent" or collectively, "Agents"); and the Trustee shall not be liable or responsible for the bad faith, willful misconduct or negligence of any of the Agents appointed with due care by the Trustee hereunder (other than any Agent engaged to perform servicing duties hereunder); provided, however, that any Agent so appointed by the Trustee shall in no event be the Depositor, the Servicer, or any person known

                                     VIII-87
                  to a Responsible Officer of the Trustee to be an Affiliate of any of them. The Trustee may conclusively rely on an Officer's Certificate of the Servicer or the Depositor which states that a prospective Agent is not an Affiliate of the Depositor or the Servicer. Upon appointing an Agent, the Trustee shall send notice to the Servicer of the name of the Agent and the Trustee's duties hereunder which have been assigned to such Agent; and

                           (vii) The  Trustee  shall not be  required to provide
                  any surety or bond of any kind in connection with the execution or performance of its duties hereunder.

                  (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

                  The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, except as expressly required under this Agreement, without any right of reimbursement pursuant to its compensation arrangement contemplated by Section 8.05, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

                                     VIII-88

SECTION 8.03. Trustee Not Liable for Certificates or Mortgage Loan.

                  The recitals contained herein and in the Certificates (other than the representations and warranties of the Trustee and the signature and authentication of the Trustee on the Certificates) and the information contained in any offering document for the Certificates, except to the extent provided by the Trustee, shall not be taken as the statements of the Trustee acting in its individual capacity, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of the Mortgage Loan or related Mortgage Documents. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Mortgages or the Mortgage Loan, or the perfection and priority of the Mortgages or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust or the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement (other than in its failure to perform its duties in accordance with the terms of this Agreement), including, without limitation: the existence, condition and ownership of the Mortgaged Properties; the existence of any hazard or other insurance thereon; the existence of the Mortgage Loan; the compliance by the Servicer with any warranty or representation made by it under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02), or the Borrower; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02) taken in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Servicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 7.02) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its express duties under this Agreement. The Trustee shall not be accountable for the use by the initial purchasers of any of the Certificates or of the proceeds of such Certificates. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer hereunder) or to record this Agreement.

                  The Trustee may request, and conclusively rely upon, an Officer's Certificate of the Servicer, as to whether any breach of a representation and warranty of the Servicer in Section 2.04 is susceptible to cure in all material respects.


SECTION 8.04. Trustee May Own Certificates.

                  The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor and the Servicer in banking transactions, with the same rights it would have if it were not Trustee.


                                     VIII-89

SECTION 8.05. Payment of Trustee's Fees and Expenses.

                  (a) For performance of its services hereunder, the Trustee shall be entitled on each Distribution Date to the Trustee Fee. The fees and expenses of the Trustee shall be payable from funds on deposit in the Certificate Account pursuant to Section 3.10. Except as otherwise provided herein, none of the fees and expenses of the Trustee or any successor trustee (including, without limitation, the Trustee's Fee) shall be an obligation or expense of the Depositor, the Servicer, the Borrowers or any other Person other than the Trust.

                  (b) The Trustee (from amounts deposited by the Servicer in the Certificate Account) pursuant to and subject to the limits of Section 3.08(b), upon its request, shall be reimbursed for all reasonable expenses, disbursements and advances (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in accordance with any of the provisions of this Agreement, but only (i) to the extent such expenses, disbursements and advances are expressly stated to be reimbursable from the Trust under this Agreement and are for the account of the Trust or Trust Fund under this Agreement, (ii) to the extent, with respect to any expense which may exceed $10,000, the Trustee shall have notified the Certificateholders and shall have received the approval of Majority Certificateholders and (iii) except any such expense, or disbursement or advance as may arise from its negligence, bad faith or willful misconduct.

                  (c) In the event the Trustee or any director, officer, agent, employee or affiliate of the Trustee suffers or incurs any losses, liabilities, damages, claims or related expenses arising in respect of this Agreement, the Mortgage Loan or the Certificates in connection with any legal action or threatened legal action other than those resulting from the negligence, bad faith or willful misconduct of the Trustee, the Trustee or any director, officer, agent, employee or affiliate of the Trustee, as applicable, shall have a right of recovery against the Trust and the Trust Fund for reimbursement of such losses, liabilities, damages, claims and expenses (including reasonable attorney fees), which right shall be senior to the rights of all Certificateholders.

                  (d) The Servicer agrees to indemnify the Trustee and its directors, officers, agents, employees and Affiliates from, and hold each of them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of the Servicer's acts or omissions in connection with this Agreement, the Mortgage Loan or the Certificates except to the extent the Trustee's own bad faith, willful misconduct or negligence contributes to the loss, liability, damage, claim or expense, in which case, the Servicer shall only be liable for that percentage of fault attributable to it, or to the extent such act or omission was at the direction of the Majority Certificateholders, in which case, the Servicer shall only be liable for that percentage of fault attributable to it for improperly carrying out such direction.

                  (e)  Notwithstanding  anything  herein to the  contrary,  this
Section 8.05 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal.

                                     VIII-90

                  (f) This Section 8.05 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, losses, liabilities, damages and the like, as may pertain or relate to any Environmental Laws or Environmental Matters.


SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 with a long-term unsecured debt rating of not lower than A (or an equivalent rating) by the Rating Agencies and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Servicer (except during any period when the Trustee has assumed the duties of the Servicer pursuant to Section 7.02 or in such case as the Trustee has appointed itself Servicer). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.


SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Majority Certificateholders and the Servicer, which resignation shall be effective upon the acceptance of appointment by a successor trustee as set forth below. Upon receiving such notice of resignation, the Depositor shall, at the expense of the Trust, promptly appoint a successor trustee acceptable to the Majority Certificateholders by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee, the Servicer and the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Servicer or Majority Certificateholders, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or an Event of Default with respect to the Trustee under Section
7.01 shall otherwise have occurred and be continuing, then the Servicer may remove the Trustee. If the Servicer removes the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly notify the


                                     VIII-91

Majority Certificateholders, who shall, at the expense of the Trust, promptly appoint a successor trustee by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed, to the Depositor, the Servicer and to the successor trustee.

                  The Majority Certificateholders may, at any time, remove the Trustee and appoint a successor trustee by written instrument or instruments, in four originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Servicer, one complete set to the Trustee so removed, and one complete set to the successor so appointed.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08, until all amounts due to the Trustee hereunder and under any other Mortgage Loan Documents have been paid to the Trustee and until each Rating Agency delivers written confirmation that such resignation or removal and appointment of a successor trustee will not result in a downgrade, withdrawal or qualification of then-current ratings of the Certificates.


SECTION 8.08. Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Servicer, the Majority Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Mortgage File and statements held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

                                     VIII-92

SECTION 8.09. Merger or Consolidation of Trustee.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  In the case of any  appointment  of a  co-trustee  or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

                  The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the


                                     VIII-93
trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                     VIII-94

                                   ARTICLE IX
                                   TERMINATION


SECTION 9.01. Termination.

                  (a) Except as set forth in the last sentence of Section 6.03, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the distribution to the Certificateholders of all funds collected or to be collected under the Mortgage Loan Documents and the performance by the Trustee and the Servicer of all actions required to be taken under this Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

                  (b) The Majority Certificateholders may at their option, upon not less than 30 days' prior notice given to the Trustee, following a Mortgage Loan Event of Default, purchase the Mortgage Loan and all REO Properties acquired in respect of the Mortgage Loan, at a purchase price (the "Termination Price"), payable in cash, equal to the sum of:

                           (i) 100% of the unpaid principal balance of the Mortgage Loan;

                           (ii) all unpaid interest accrued on such unpaid principal balance of the Mortgage Loan to the date of purchase;

                           (iii) the fair  market  value of all  other  property
                  included in the Trust Fund as of the date of purchase;

                          (iv) all fees and expenses  payable to the Trustee and
                  the Servicer (including all Servicer's compensation) pursuant to the terms of this Agreement through the date of purchase (without duplication); and

                           (v) all unreimbursed Property Protection Advances and
                  interest at the Advance Rate through the date of purchase on all outstanding Servicing Advances.

Any Certificateholder which holds 100% of the Percentage Interests in the Trust shall not be required to deposit funds in the Trust Fund (other than as required to pay the outstanding liabilities and expenses to the Trust (including without limitation outstanding fees and reimbursable expenses of the Trustee and the Servicer and outstanding Property Protection Advances, and interest on all Servicing Advances)), but shall be entitled upon deposit of sufficient funds to pay such liabilities and expenses simply to direct the Trustee to pay such liabilities and expenses, to dissolve the Trust and to transfer ownership of remaining assets in the Trust Fund to such Certificateholder.

                  All costs and expenses incurred by any party to this Agreement or by the Trust in connection with the purchase of the Mortgage Loan and other assets of the Trust pursuant to this Section 9.01(b) shall be borne by the party exercising its purchase rights hereunder.

                  (c) Notice of any  termination  of the Trust  pursuant to this
Section 9.01 shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

                           (i) specify the Anticipated Termination Date on which
                  the final distribution is anticipated to be made to Holders of Certificates specified therein;

                           (ii)   specify   the   amount   of  any  such   final
                  distribution, if known; and

                           (iii) state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee therein specified.

                  If the Trust is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

                  (d) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section
9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall continue to hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01. Such funds held by the Trustee may be invested in Permitted Investments and all income and gain realized from investment of such funds shall be for the benefit of the Trustee. The Trustee shall indemnify the related Certificateholders against any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS


SECTION 10.01. Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


SECTION 10.02. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as herein before provided, and unless also the Majority Certificateholders shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 10.03. Governing Law.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


SECTION 10.04. Notices.

                  All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (except that notices to any Holder of any Class of Certificates (solely in its capacity as such) shall be deemed to have been given upon being sent by first class mail, postage prepaid) as follows:

                           If to the Trustee, to:

                                    THE CHASE MANHATTAN BANK
                                    450 West 33rd Street, 15th floor
                                    New York, New York  10001
                                    Attn:  Structured Finance Services
                                          (MBS)-HPT 1996-C1

                           If to the Depositor, to:

                                    HOSPITALITY PROPERTIES
                                    MORTGAGE ACCEPTANCE CORP.
                                    400 Centre Street
                                    Newton, MA  02158
                                    Telecopy No.:  (617) 969-5730
                                    Attn:  Tom O'Brien

                           With a copy to:

                                    SULLIVAN & WORCESTER LLP
                                    One Post Office Square
                                    Boston, MA  02109
                                    Telecopy Number:  (617) 338-2880
                                    Attn:  Alexander A. Notopoulos, Jr., Esq.

                           If to the Servicer, to:

                                    AMRESCO MANAGEMENT, INC.
                                    235 Peachtree Street, Suite 900
                                    Atlanta, Georgia  30303
                                    Attn:  Legal Counsel

                           With a copy to:

                                    WEIL, GOTSHAL & MANGES
                                    767 Fifth Avenue
                                    New York, New York  10153
                                    Attn:  Paul T. Cohn, Esq.

                           If to any Certificateholder, to:

                                    the address set forth in the
                                    Certificate Register,

or to such other address as any of the parties to this Agreement shall specify by written notice to the other parties hereto.


SECTION 10.05. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.


SECTION 10.06. Notice to Rating Agencies.

                  (a) The Trustee shall use its best efforts to promptly provide notice to the Rating Agencies with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

                           (i)  any   material   change  or  amendment  to  this
                  Agreement;

                           (ii) the  occurrence of any Event of Default that has
                  not been cured;

                           (iii) the  resignation  or termination of the Trustee
                  or the Servicer;

                           (iv) the final payment to the Certificateholders; and

                             (v) any event that would result in the voluntary or
                  involuntary termination of any insurance of the accounts of the Trustee.

                  In addition, the Trustee shall promptly furnish to the Rating Agencies copies of each report to Certificateholders described in Section 4.02.

                  (b) The Servicer shall promptly furnish to the Rating Agencies copies of its annual statements as to compliance described in Section 3.16.

                  (c) Notices to the Rating Agencies shall be addressed as follows:

                           Standard and Poor's Rating Services
                           Commercial Mortgage Surveillance Group
                           26 Broadway, 15th Floor
                           New York, New York  10004

                           Fitch Investors Service, L.P.
                           Commercial Mortgage Surveillance Group
                           One State Street Plaza, 33rd Floor
                           New York, New York  10004


SECTION 10.07. Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or mistake, to correct or supplement any provisions herein or therein that may be inconsistent with any other provisions herein or as required to maintain the rating or ratings assigned to the Certificates by the Rating Agencies. This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any Certificateholders to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an Opinion of Counsel reasonably satisfactory to the Trustee (which shall be at the expense of the party requesting such amendment rating issued by it or requested by the Trustee in order to clarify any ambiguity or resolve any), or adversely affect the status of the Trust as a grantor trust under Subpart E, Part I of Subchapter J of the Code. This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

                             (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loan which are required to be distributed on any Certificate without the consent of each affected Certificateholder;

                            (ii) reduce the aforesaid percentage of Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding;

                           (iii)    alter the Servicing Standards; or

                            (iv) adversely affect the status of the Trust as a grantor trust under Subpart E, Part I of Subchapter J of the Code.

                  (b) It shall not be necessary for the consent of Certificateholders under this Section 10.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (c) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by the Rating Agencies to maintain the rating issued by it or requested by the Trustee in order to clarify any ambiguity or resolve any inconsistency, then at the expense of the Trust) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.


SECTION 10.08. No Petition in Bankruptcy.

                  The Servicer covenants and agrees that prior to the date which is one year and a day after all Certificates are repaid in full, it will not institute against or join any other Person in instituting against either Borrower or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any State of the United States.


SECTION 10.09. Confidentiality.

                  Except as may be required by law, the SEC or any securities and exchange commission, neither the Servicer nor the Trustee shall disclose any information in violation of the provisions of Sections 3.1.2(d) of the Leases and Section 20.04 of those certain Management Agreements by and between HPTRI (as successor in interest to HMH Properties, Inc.) and Residence Inn by Marriott, Inc. (as amended by that certain First Amendment to Management by and between HPTRI and Residence Inn by Marriott, Inc. and Section 13.20 of those certain Amended and Restated Management Agreements dated May 3, 1996 by and between GHALP Corporation and Wyndham Management Corporation.

                  IN WITNESS WHEREOF, the Depositor and the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                             HOSPITALITY PROPERTIES MORTGAGE
                               ACCEPTANCE CORP., as Depositor



                             By: /s/ Thomas M. O'Brien
                                   Thomas M. O'Brien
                                   Vice President


                             THE CHASE MANHATTAN BANK, as Trustee



                             By: /s/ Ronald Feldman
                                  Name: Ronald Feldman
                                  Title: Vice President




                              AMRESCO MANAGEMENT, INC., as Servicer



                              By: /s/ Daniel B. Kirby
                                   Name: David B. Kirby
                                   Title: Senior Vice President

STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 25th day of November, 1996, before me, a notary public in and for the State of New York, personally appeared Thomas M. O'Brien, known to me who, being by me duly sworn, did depose and say that he resides in Cambridge, Massachusetts; that he is the Vice President of HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP., a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Cleopatra Pyatt
                                    Notary Public





(NOTARIAL SEAL)

STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 25th day of November, 1996, before me, a notary public in and for the State of New York, personally appeared Ronald Feldman, known to me who, being by me duly sworn, did depose and say that (s)he resides at Bronxville, New York; that (s)he is the Vice President of THE CHASE MANHATTAN BANK, a New York banking corporation, one of the parties that executed the foregoing instrument; and that (s)he signed his name thereto by order of the Board of Directors of said company.

                                     /s/ Cleopatra Pyatt
                                     Notary Public





(NOTARIAL SEAL)

STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 25th day of November, 1996, before me, a notary public in and for the State of New York, personally appeared Daniel Kirby, known to me who, being by me duly sworn, did depose and say that (s)he resides at Atlanta, Georgia; that (s)he is the Senior Vice President of AMRESCO MANAGEMENT, INC., a Texas corporation, one of the parties that executed the foregoing instrument; and that (s)he signed his name thereto by order of the Board of Directors of said company.

                                    /s/ Emily McGrath
                                    Notary Public




(NOTARIAL SEAL)

                                                                       EXHIBIT A
                              [FORM OF CERTIFICATE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]


                HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1996-C1

                     evidencing a non-assessable, fully paid
                       percentage interest in a trust fund
                    which includes a commercial mortgage loan
                HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP.,
                             a Delaware corporation


                  THIS CERTIFICATE WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE
1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS
5.03 AND 5.09 OF THE TRUST AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE SERVICER, THE TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OTHER PERSON. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOAN IS INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR ANY INSURER.

                  DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE

TRUST  AND  SERVICING  AGREEMENT.   ACCORDINGLY,   THE  OUTSTANDING  CERTIFICATE
PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT REPRESENTED HEREBY.

                                                 Certificate No. _____

Denomination (Initial                            First Distribution Date:
Certificate Principal                            December 6, 1996
Balance evidenced by this
Certificate):  $__________

Initial Certificate Principal                    Final Scheduled
Balance of all Certificates:                     Distribution Date:
$125,000,000                                     December 6, 2001

CUSIP No. 44106 TAA5

                  This Certificate is issued pursuant to, and in accordance with, the terms of a Trust and Servicing Agreement dated as of November 25, 1996 (the "Agreement"), among HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP. (the "Depositor"), AMRESCO MANAGEMENT, INC., as servicer (the "Servicer"), and THE CHASE MANHATTAN BANK, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Agreement.

                  This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in the distributions to be made with respect to the Certificates. The Trust Fund, described more fully below, consists primarily of the Mortgage Loan held in the trust by the Trustee and serviced by the Trustee or the Servicer, as set forth in the Agreement. The Trust was created, and the Mortgage Loan is to be serviced, pursuant to the Agreement.

                  The Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Certificate or the Mortgage Loan. The Trustee has executed this Certificate in its limited capacity as Trustee under the Agreement, and the Certificate Registrar has authenticated this Certificate in its limited capacity as Certificate Registrar under the Agreement.

                  Pursuant to the terms of the Agreement, the Trustee will make distributions at such times as provided in the Agreement, to the Person in whose name this Certificate is registered as of the related Record Date, in an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, all as more fully described in the Agreement.

                  With the exception of the final distribution in respect of this Certificate, distributions on this Certificate will be made by the Trustee, without the presentation or surrender of this Certificate or the making of any notation hereon, by (i) wire transfer of immediately available funds to an account of such Certificateholder maintained in the United States at any bank or other entity having appropriate facilities for receiving such a wire transfer, provided (A) such Certificateholder has provided the Trustee with wire instructions in writing at least five Business Days before the related Record Date and (B) such Certificateholder shall be the holder of not less than 5% of the aggregate Certificate Principal Balance of the Certificates, or (ii) check mailed by first class mail to such Certificateholder the address set forth therefor in the Certificate Register. The final distribution on this Certificate will be made after notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location specified in such notice.

                  This Certificate is one of a duly authorized issue of Certificates designated as Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1 and representing a fractional undivided interest in a Trust Fund consisting of the assets of the Trust, including (i) the Mortgage Loan, (ii) all payments on or collections in respect of the Mortgage Loan as provided in the Agreement, (iii) property that secured the Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and all revenues received with respect thereto, (iv) all rights of the Trustee under all insurance policies required to be maintained with respect to the Mortgage Loan, (v) such assets as are deposited in the Collection Account (to the extent provided in the Agreement), the Certificate Account and the REO Account and (vi) such other assets as provided in the Agreement.

                  This Certificate is limited in right of payment to, among other things, certain collections and recoveries respecting the Mortgage Loan, all as more specifically set forth herein and in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Trustee.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register only upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar or at the Corporate Trust Office and satisfaction of the conditions set forth in Sections
5.02 and 5.09 of the Agreement. This Certificate must be accompanied by a written instrument of assignment and transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing. Thereupon one or more new Certificates of a like aggregate Denomination will be executed by the Trustee and authenticated and delivered by the Certificate Registrar to the designated transferee or transferees.

                  Prior to due presentation of this Certificate for registration of transfer, the Servicer, the Trustee, the Certificate Registrar, and any agent of any of them, may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes whatsoever, and none of the Trustee, the Certificate Registrar, the Servicer and any agent of any of them shall be affected by notice to the contrary.

                  As provided in the Agreement and subject to certain limitations herein set forth, this Certificate is exchangeable for other Certificates of like aggregate Denominations, as requested by the Holder surrendering the same.

                  No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificates issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates, provided that such amendment would not adversely affect in any material respect the interests of any Certificateholder.

                  The obligations created by the Agreement shall terminate upon:
(i) the purchase of the Mortgage Loan by the Majority Certificateholder pursuant to the terms of Section 9.01 of the Agreement, and the remittance to Certificateholders of all funds due under the Agreement; or (ii) the later of
(a) the distribution to Certificateholders of final payment or other liquidation with respect to the Mortgage Loan or (b) the disposition of all Mortgaged Property acquired upon foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loan and the remittance to all Certificateholders of all funds due under the Agreement; or (iii) the mutual consent of the parties and all Certificateholders in writing. In no event, however, will the trust created by this Agreement or any successor trust continue beyond the expiration of 21 years from the death of the last surviving descendant of a certain individual named in the Agreement living on the date thereof.

                  Unless the Certificate of Authentication on this Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          THE CHASE MANHATTAN BANK,
                                            not in its individual capacity
                                             but solely as Trustee


                                          -----------------------------------
                                                Authorized Officer



This is one of the Certificates referred to in the within-referenced Agreement.

Date:

THE CHASE MANHATTAN BANK,
     not in its individual capacity
     but solely as Certificate Registrar


-----------------------------------
        Authorized Officer

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
________________________________________________________________________________
(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s) ("Assignee(s)")) the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the transfer of registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificate to the above-named Assignee(s) and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________



Date:__________________                    ___________________________
                                           Signature by or on behalf
                                           of Assignor(s)


                                           ---------------------------
                                           Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

The Assignee(s) should include the following for purposes of distribution:
Distributions shall be made by wire transfer in immediately available funds to ______________________________________________________________________ for the
account of ____________________________________________________ account number
________________.

This information is provided by ________________________________, the Assignees named above, or __________________________________ as its (their) agent.

                               By:________________________________

                                  ________________________________
                                  [Please print or type name(s)]

                                  ________________________________
                                                 Title

                                  ________________________________
                                  Taxpayer Identification Number

                        [FORM OF TRANSFEREE CERTIFICATE]


                      [Letterhead of Prospective Purchaser
                        or U.S. Registered Broker-Dealer]



                                      Date:





Dear Sirs:

                  I. In connection with our purchase of $__________ aggregate principal amount of Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1 (the "Certificates") from __________________________ the undersigned hereby represents and confirms that:


                                   [Check One]

                  [ ] each new beneficial owner is an institutional investor and an "accredited investor" (as defined in Rule 501(a)(1), (2),
                  (3) or (7) under the 1933 Act); it is acquiring the Certificates purchased by it for its own account or for one or more accounts as to each of which it exercises sole investment discretion.

                   [ ] each new beneficial  owner is a "Qualified  Institutional
                  Buyer" (as such term is defined under Rule 144A under the 1933
                  Act) that is acquiring the Certificate for its own account or for the account of a Qualified Institutional Buyer; and

that is acquiring the Certificates for investment purposes and not for distribution; it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Certificates, and it and any accounts for which it is acting are each able to bear the economic risk of its investment; and, if it is a Qualified
Institutional Buyer acquiring the Certificates from a party other than Hospitality Properties Mortgage Acceptance Corp., it has been advised that the offer, sale, pledge or transfer of such Certificates to such beneficial owner is being made in reliance upon Rule 144A of the 1933 Act.

                  If this letter is being filled out by a prospective purchaser, the undersigned purchaser confirms that the Certificates will only be transferred in accordance with (i) the provisions of Article V of the Trust and Servicing Agreement, dated as of November 25, 1996 (the "Trust and Servicing Agreement") among HOSPITALITY PROPERTIES MORTGAGE ACCEPTANCE CORP., as depositor, AMRESCO MANAGEMENT, INC. as servicer, and THE CHASE MANHATTAN BANK, as trustee, a copy of which has been previously delivered to it, and (ii) the legend on the Certificates.

                  II. If this letter is being completed by a U.S. registered broker-dealer on behalf of the transferee, the undersigned broker-dealer confirms that (a) it has delivered to the transferee a copy of the Trust and Servicing Agreement, or a notice regarding the restrictions on transfer of the Certificates by such transferee as set forth in the legend on the Certificates and (b) to the best of its knowledge, the information provided herein about the transferee is true and correct.

                  You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                      Very truly yours,
                      [Name of Prospective Purchaser or U.S. Registered Broker-Dealer]


                       By:________________________________
                                     Title:

                                                                   EXHIBIT B


                          [FORM OF REQUEST FOR RELEASE]


                            [Letterhead of Servicer]


                               Request for Release



                                         Date________________________





To:      The Chase Manhattan Bank
         2 Chase Manhattan Plaza
         20th Floor
         New York, NY  10081

Attn:    Structured Finance Services (MBS) - HPT 1996-C1

Re: Hospitality Properties Mortgage Acceptance Corp., Commercial Mortgage Pass-Through Certificates, Series 1996-C1

---------------

______ Release papers (copies of which are enclosed herewith) are requested subject to collection of amount due

______ Release papers (copies of which are enclosed herewith) are requested in connection with repayment received on: _________

______ Papers (copies of which are enclosed herewith) are requested for assignment to:

                  ____________________ in connection with repayment received on
                  ____________

______ Papers (copies of which are enclosed herewith) are requested for preparation of partial release of Mortgaged Property described as:

                  Mortgage  loan   documents   (copies  of  which  are  enclosed
                  herewith) are requested in connection with:

______            Loan has been liquidated
______            Mortgaged Property transferred to REO
______            Other (specify reason):

                  Mortgage  loan  documents   indicated  (copies  of  which  are
                  enclosed herewith) are requested in connection with the foreclosure of the loan:

______            Note
______            Mortgage
______            Other:_________________________________________________

                  Documents requested (copies of which are enclosed herewith):

______            are to be executed by the Trustee
______            are not to be executed by the Trustee

                  Funds in payment of the amounts due which are required to be deposited in the Lockbox Account pursuant to Section 3.05 of the Trust and Servicing Agreement:

______            have been deposited in the Lockbox Account
______            will be deposited in the Lockbox Account



                             ----------------------------------
                                    [Servicer Officer]

                  Please forward the above requested documents or papers to the following address:

                  [Complete Mailing Address] [No P.O. Box, please]

                  Attn:____________________________________________

------------------------------------------------------------------------------
PLEASE DO NOT WRITE BELOW THIS LINE (FOR TRUSTEE'S USE)

                                       B-2